Exhibit 2

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Westpac Full Year 2015 result index 2 Presentation of Full Year 2015 Result 3 Investor Discussion Pack of Full Year 2015 Result 27 Strategy 28 Overview Performance discipline Service leadership Digital transformation Targeted growth Workforce revolution Sustainable futures 32 33 38 40 44 45 46 Earnings drivers Net interest income Non-interest income Markets and Treasury income Expenses Impairment charges 48 49 57 58 59 62 Asset quality Funding and Liquidity Capital 63 78 82 Divisional summary Westpac RBB St.George BT Financial Group Westpac Institutional Bank Westpac New Zealand Westpac Pacific 91 93 98 103 108 114 121 Economics 122 Appendix and Disclaimer 142

Full Year 2015 Financial Results Brian Hartzer Chief Executive Officer Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Another disciplined performance 4 Strong franchise, with all divisions performing well Disciplined and prudent management of growth, return, productivity and strength Delivering on strategic priorities, seeking to develop service as a comparative advantage

Headline results, improved 2H15 performance 5 FY15 Change1 FY15 - FY14 Change1 2H15 - 1H15 Cash earnings $7,820m 3% 7% Cash EPS2 249.5c 2% 6% Reported NPAT $8,012m 6% 22% Common equity Tier 1 capital ratio3 9.5% 53bps 74bps Return on equity4 15.8% (57bps) 6bps NIM (excl. Treasury and Markets) 2.03% 2bps 4bps Expense to income ratio 42.0% 44bps (82bps) Impairment charge to avg. gross loans 12bps 0bps 2bps Fully franked dividend 187cps5 3% 1% 1 Metrics show the change in results for 2H15 versus 1H15 and FY15 versus FY14, the actual results for 2H15, 1H15 and FY14 are not represented here. 2 EPS is cash earnings per weighted average ordinary share. 3 Common equity Tier 1 capital ratio on an APRA Basel III basis. 4 Return on equity is cash earnings divided by average ordinary equity. 5 cps is cents per share.

Retail and business banking, the engine of growth 6 1 In $NZ. In A$ 2H15 core earnings $615m (up 3% on 1H15). Westpac RBB St.George Westpac New Zealand1 Up 7% Up 9% Up 5% Up 8% Up 4% Up 7% Core earnings ($m)

BTFG franchise growing, impacted by higher claims 7 1 Impacted from partial sale of BTIM. Refer to page 55 of Westpac’s Full Year 2015 Financial results. 2 Adjusted for partial sale of BTIM. 3 Gross written premiums. Franchise growth over FY15 BTFG cash earnings1 ($m) General insurance catastrophe claims ($m) Average FUA 12% Average FUM2 14% Life insurance in-force premiums 13% General insurance GWP3 6% Up 7% Down 13% 900 904 28 15 80 FY13 FY14 FY15

WIB customer franchise strong; operating environment headwinds 8 1 In 1H15 changes were made to derivative valuation methodologies, which include the first time adoption of a fair value adjustment for derivatives. The impact of these changes resulted in a $122m (pre-tax) or $85m (post tax) change which reduced 1H15 non-interest income. 2 Other customer income is total customer income less customer market sales and fee income. 3 TCE is total committed exposure. WIB core earnings ($m) WIB AIEA ($bn) and NIM (%) FY15 financial data (change on FY14) Down 7% Down 1% 1,936 Customer markets sales & fee income 8% $966m Other customer income2 1% $1,604m Impairment benefit $96m $39m Stressed assets to TCE3 16bps 0.73% Derivative adjustments1

Loan growth 7% Household deposits up, financial deposits lower FUA up 12% / FUM up 14%1 Lloyds2 ahead of expectations Bank of Melbourne above system growth3 Disciplined FY15 performance 9 1 Average BTFG FUA and FUM. FUM adjusted for the partial sale of BTIM. Refer to page 55 of Westpac’s Full Year 2015 Financial results. 2 Australian business of Lloyds acquired in FY14. 3 APRA banking statistics and RBA financial aggregates for 12 months to 31 July 2015. 4 Refer slide 59 for global comparison on expense to income ratios. 5 12 months to September 2015, refer slide 146 for details of wealth metric provider and slide 39 for Westpac versus peers. 6 TCE is total committed exposure. Productivity Expense to income ratio sector leading at 42.0%4 $239m productivity savings Leading online and mobile platforms Customer complaints down 31% Margins ex Treasury and Markets up 2bps ROE 15.8% All divisions earning above their cost of capital Sector leading customers with wealth product at 19.7%5 CET1 capital ratio up 53bps to 9.5% Liquidity coverage ratio 121% Stable funding ratio 84% Stressed exposures to TCE6 0.99% Service Growth Return Strength

Capital “unquestionably strong” dividend approach maintained 10 1 Internationally comparable CET1 capital ratio aligned to the APRA study titled “international capital comparison study”, dated 13 July 2015. Westpac internationally comparable CET1 capital ratio1 (%) Dividends (cps) Special dividends Up 250bps 80 82 84 86 88 90 92 93 94 10 10 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15

The Service Revolution Delivering on our strategic priorities 11 1 FY15 numbers and growth rates on FY14. 2 Australian retail and business banking customers. 3 Refer slide 146 for average products per customer details. 4 Average BTFG FUA. Service Leadership Digital Transformation Performance Discipline Targeted Growth Workforce Revolution One of the World’s Great Service Companies 21st Century Bank Region’s Best Performing Bank Building new Growth Highways Talent Factory Strategic Priorities Measures1 ROE 15.8% All divisions above their cost of capital +369K customers2 (up 4%) Products per customer3 2.98 (up 1%) Expense to income ratio 42.0% Targeting below 40% in next 3 years FUA4 up 12% Life in-force premiums up 13% SME revenue up 8% Women in leadership 46% Retention of high performers 95%

Expectations for operating environment 12 Outlook for Australia remains positive, low interest rates and AUD In Australian banking Housing credit growth continuing, although pace expected to ease Business credit likely to continue its steady improvement Continuing growth in wealth and insurance markets Asset quality expected to remain sound Competition remaining intense Expect further clarity on Basel IV Expect 2016 real GDP growth to lift to around 2.7% Likely uneven growth across industry sectors and geographies Expect improvement in services sector to more than offset continued slowdown in mining investment

Full Year 2015 Financial Results Peter King Chief Financial Officer Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Reported profit growth higher than cash earnings growth 14 1 Refer to page 143 for full reconciliation between cash earnings and reported profit. Cash earnings / reported profit outcomes Cash earnings and reported profit ($bn) FY15 notable cash earnings adjustments1 ($m) We believe cash earnings continues to more accurately reflect value to shareholders In FY15 Cash earnings up 3% Reported profit up 6% FY11 to FY15 reported profit of $35.3bn and cash earnings of $35.4bn BTIM partial sale 665 375 Changes to accounting for technology investment spending and subsequent reduction in capitalised technology balances (354) Lloyds tax adjustment 64

Impact of infrequent and volatile items 15 Infrequent and volatile items, particularly derivative adjustments in 1H15, had an impact on earnings FY15 vs FY14: $91m lower 2H15 vs 1H15: $205m higher Cash earnings impact FY15 – FY14 ($m) 1 CVA is credit valuation adjustment. Cash earnings impact 2H15 – 1H14 ($m) 1H14 2H14 1H15 2H15 Asset sales 30 29 6 48 Performance fees 29 17 25 25 Group CVA1 2 (19) (22) (1) Derivative adjustments 0 0 (85) 0 Tax matters resolved 0 56 0 57 Total impact 61 83 (76) 129 FY14 FY15 Asset sales 59 54 Performance fees 46 50 Group CVA1 (17) (23) Derivative adjustments 0 (85) Tax matters resolved 56 57 Total impact 144 53

Capital materially strengthened Asset quality a continuing highlight Expenses / investment right balance and focus on delivery Met mortgage investor lending requirements, increased focus on owner occupier Non-interest income drivers & Treasury trends Areas of interest in result 16 Margins well managed

Margin drivers 17 Net interest margin (NIM) movement (%) Net interest margins (%) NIM up 6bps NIM excl. Treasury and Markets up 4bps

Housing meeting regulatory requirements; increased focus on owner occupier 18 1 APRA extended definition, excluding switching between investor and owner occupied. 12 months to September 2015. 2 Australian housing portfolio after switching between owner occupied and investor property loans. New lending ($bn) Investor property loan growth1 (%) Australian housing portfolio composition2 (% of total) Australian mortgage flows (gross) ($bn) Sep-14 Sep-15 Owner occupied loans 47.1 48.9 Investor property loans 45.2 44.5 Portfolio loan/ line of credit 7.7 6.6 New lending 17.2 20.7 19.1 19.9 0.8 0.9 Mar-15 Sep-15 Owner Occupied Investor PF loan/line of credit

Non-interest income drivers 19 Non-interest income ($m) Up 4% Partial BTIM sale, lower performance fees Lower card fees; higher business fees 1H15 deriv. adjustment ($122m) Gains on property sales $60m

20 1 Prior to FY11, the data is not comparable on an exact like for like basis, however the overall trend is materially correct. Treasury income ($m) Treasury income trends

21 Composition of investment spend (%) Expense movement ($m) Expense growth composition (%) Expense growth from investment 537 458 567 $m investment spend Up 0.1% Amortisation FX translation Lloyds Operating expenses

Asset quality a continuing highlight 22 Stressed exposures as a % of TCE Stressed exposure by industry over last 3 halves ($bn) 2H15 stressed exposure reduced 2H15 stressed exposure increased 0.0 0.5 1.0 1.5 2.0 2.5 Consumer lending Property & business services Manufacturing Wholesale & Retail Trade Agriculture, forestry & fishing Transport & storage Construction Accommodation, cafes & restaurants Services Mining Utilities Finance & insurance Other Thousands

Mining and agriculture portfolios 23 1 Increase in exposure partly due to reclassification of certain conglomerate customers to mining in 2H15. 2 Includes impaired exposures. 3 % of portfolio is to TCE. Mining portfolio Agriculture portfolio Agriculture portfolio (TCE) by sector (%) TCE $14.4bn Lending $7.1bn % of Group TCE 1.541% % of portfolio graded as stressed2,3 1.86% % of portfolio in impaired3 0.28% Mining portfolio (TCE) by sector (%) TCE $18.1bn Lending $15.1bn % of Group TCE 1.92% % of portfolio graded as stressed2,3 4.80% % of portfolio in impaired3 0.43% 47 5 19 9 15 5 Oil and gas Iron ore Other metal ore Coal Mining services Other 36 31 14 8 4 3 4 Grain, sheep and beef cattle Dairy cattle Horticulture and fruit Services to agriculture Other livestock farming Fishing Other

Impairment charges up, still 12bps of average loans 24 1 Write-offs direct of $793m includes $34m reclassified from new IAPs into write-offs direct due to change in approach for auto finance as well as growth of unsecured consumer book and some impact from higher unemployment. Impairment charge components ($m) New IAPs Write-backs & recoveries Write-offs direct Other movements in collective provisions Total Individually assessed Collectively assessed Aust. unsecured 90+ day delinquencies (%) FY13 FY14 FY15 Impairment charges 16 12 12 Impairment charges including interest adjustment 20 15 16 1 1 Impairment charges to average gross loans (bps) 1,112 684 566 (555) (539) (428) 708 702 793 (418) (197) (178) 847 650 753 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 FY13 FY14 FY15 0.81 1.47 1.11 1.00 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Credit cards Personal loans (excl. auto loans) Total unsecured lending Auto loans

Capital drivers 25 1 Pro forma is post capital raising from our entitlement offer and APRA changes to mortgage correlation factors, if applied at 30 September 2015. 2 The internationally comparable CET1 capital ratio aligns with the APRA study titled “International capital comparison study”, of 13 July 2015. For more details on adjustments refer slide 88. 3 The internationally comparable leverage ratio utilities Tier 1 capital as measured for the internationally comparable capital ratios, and includes additional Tier 1 instruments subject to Basel III transitional relief. Sep-15 % Sep-15 pro forma1 % CET1 capital ratio (APRA) 9.5 9.4 CET1 capital ratio (Int. comp.2) 13.2 14.2 Leverage ratio (APRA) 4.8 5.2 Leverage ratio (Int. comp.3) 5.5 5.9 Refer slides 82-90 for details on CET1 capital ratios, leverage ratios and Int. comp Westpac Group preferred range 8.75% to 9.25% Other +55bps Organic +19bps

Considerations for FY16 Optimise growth/return for the relevant environment On margins Institutional/commercial competition to remain intense Some improvement in asset spreads expected Expect higher funding costs Targeting expense growth of 2-3% Strong balance sheet with peer leading asset quality. Impairment charges expected to rise mostly from portfolio growth and lower write-backs All divisions continuing to execute well, within their operating environments 26

Full Year 2015 Financial Results Investor Discussion Pack Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Full Year 2015 Financial Results Strategy Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

The Service Revolution Our five strategic priorities 29 Service Leadership Digital Transformation Performance Discipline Targeted Growth Workforce Revolution One of the World’s Great Service Companies 21st Century Bank Region’s Best Performing Bank Building new Growth Highways Talent Factory Strategic Priorities Targets ROE above 15% +1m customers (2015-2017) Increased products per customer Expense to income ratio below 40% in next 3 years Stronger growth in wealth, SME and Asia Leading employee engagement STRATEGY

Westpac points of differentiation 30 CET1 capital ratio in top quartile of international peers1 Sector leading asset quality through last significant stress test (global financial crisis in 2007-2010) High quality portfolio, biased to secured consumer lending Provisioning cover at upper end of peers Increased stable funding ratio and maintained high liquidity levels Expense to income ratio at lower end of global peers and below average of Australian major banks4 Productivity culture has delivered $1.6bn of savings since FY09 Four programs of work in place (optimising channels, digitising processes, transform technology and new operating model) seeking to increase average FY16-FY18 annual productivity savings to $270m and reduce expense to income ratio below 40% by FY18 Service focused Strategically well placed Embracing digital opportunities Leader in strength Global efficiency leader Sustainability leader Our vision is to be one of the world’s great service companies, helping our customers, communities and people to prosper and grow Customers at centre of everything we do Our people are empowered at every level to deliver a better experience for our customers Major Australian bank most focussed on Australia and New Zealand, where proven ability to add value (97% of gross loans) No. 1 or 2 position across key markets with all divisions well placed Diverse portfolio of distinct brands across key markets appealing to a broader customer set Leading Institutional franchise2 Comparative advantages in wealth across platforms and products, providing wealth/ insurance to the Group’s customers No. 2 global online and mobile banking platform3 Utilising digital opportunities to reshape the company, delivering solutions that improve the customer experience and help customers to bank when and where they want Migration to digital removing complexity in processes and reducing manual activity Building customer service hub that will improve efficiency and support the service focused strategy Australia’s first bank and company, approaching 200 year anniversary in 2017 Ranked as one of the Global 100 most sustainable corporations in the world by Corporate Knights for 9 of the last 10 years Global banking leader in Dow Jones Sustainability Index since 2002, including being named sector leader eight times, most recently in 2014 and 2015 ‘One team’ culture managing the business in a disciplined way to build long term value 1 Refer slide 87 for global comparison of capital ratios. 2 Refer slide 110 for supporting information. 3 Forrester Mobile Banking Functionality Awards, July 2015. 4 Refer slide 59 for global comparison on expense to income ratios. STRATEGY

WIB Westpac NZ WRBB Westpac Group at a glance, Australia’s First Bank 31 1 30 September 2015. Source: IRESS, CapitalIQ and www.xe.com based in US Dollars. 2 Credit Suisse analysis of expense to income ratio of world’s largest banks September 2015. 3 Standard and Poor’s, Moody’s Investors Service, Fitch Ratings. 4 Included in 2015 Global 100 most sustainable companies, announced at World Economic Forum in January 2015. 5 APRA Banking Statistics, September 2015. 6 RBA Financial Aggregates, September 2015. 7 RBNZ, September 2015. 8 Plan for Life, June 2015, All Master Funds Admin. 9 Cash earnings basis. 10 Share price as at 30 September 2015, $29.70 Customers 13.1m Australian household deposit market share5 23% Australian mortgage market share6 23% Australian business market share6 19% New Zealand deposit market share7 21% New Zealand consumer lending market share7 20% Australian wealth platforms market share8 20% Australia’s first bank and first company, opened in 1817 Australia’s 2nd largest bank, and 22nd largest bank in the world, ranked by market capitalisation1 Strategy focused on customers, differentiated through service. Value created by growth in customer numbers and depth of relationships Supporting customers in Australia, New Zealand and the near Pacific and customers with ties to these markets Portfolio of brands providing consumer, business and institutional banking, wealth management and insurance services, with excellent positioning in key markets One of the most efficient banks globally2 Credit ratings AA- / Aa2 / AA-, with stable outlook3 Strong capital, funding, liquidity and credit quality Consistent earnings profile over time Leader in sustainability4 Reported net profit $8,012m Cash earnings $7,820m Expense to income ratio9 42.0% Common equity Tier 1 capital ratio (APRA basis) 9.5% Return on equity9 15.8% Total assets $812bn Market capitalisation10 $95bn Key statistics for FY15 Key financial data for FY15 (30 September 2015) Westpac Retail & Business Banking Westpac Institutional Bank Westpac New Zealand St.George Banking Group BT Financial Group SGB BT STRATEGY

Full Year 2015 Financial Results Overview Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

FY15 financial snapshot 33 1 For profitability metrics the change represents results for FY15 versus FY14 and 2H15 versus 1H15, the actual results for 1H15 and FY14 are not represented here. 2 All measures on a cash earnings basis. 3 EPS is earnings per share. 4 NTA is net tangible assets. 5 FY14 liquidity coverage ratio was pro forma. 6 Total liquid assets represent cash, interbank deposits and assets eligible for existing repurchase agreements with a central bank. FY15 Change1 2H15 – 1H15 Change1 FY15 – FY14 Earnings2 EPS3 (cents) 249.5 6% 2% Core earnings ($m) 11,905 6% 3% Cash earnings ($m) 7,820 7% 3% Return on equity (%) 15.8 6bps (57bps) Dividend (cents per share) 187 1% 3% Expense to income ratio (%) 42.0 (82bps) 44bps Net interest margin (%) 2.08 6bps 0bps Asset quality Impairment charges to average gross loans (bps) 12 2bps 0bps Impaired assets to gross loans (bps) 30 (5bps) (10bps) Impaired provisions to impaired assets (%) 46 (153bps) 148bps FY15 Change1 2H15 – 1H15 Change1 FY15 – FY14 Balance sheet Total assets ($bn) 812.2 2% 5% Common equity Tier 1 capital ratio (APRA basis) (%) 9.5 74bps 53bps CET1 capital ratio internationally comparable (%) 13.2 101bps 78bps Risk weighted assets ($bn) 358.6 3% 8% Loans ($bn) 623.3 3% 7% Customer deposits ($bn) 427.1 2% 4% NTA4 per share ($) 13.08 10% 13% Funding and Liquidity Stable funding ratio (%) 83.8 61bps 68bps Customer deposit to loan ratio (%) 68.5 (93bps) (199bps) Liquidity coverage ratio (%) 121 7ppts 18ppts5 Total liquid assets6 ($bn) 136 (1bn) 1bn PERFORMANCE DISCIPLINE

Cash earnings improved performance in 2H15 34 FY15 ($m) % chg1 2H15-1H15 % chg1 FY15-FY14 Net interest income 14,239 5 6 Non-interest income 6,301 4 0 Expenses 8,635 3 5 Core earnings 11,905 6 3 Impairment charges 753 21 16 Cash earnings 7,820 7 3 Reported net profit 8,012 22 6 1 For profitability metrics the change represents results for 2H15 versus 1H15 and FY15 versus FY14, the actual results for 2H15, 1H15 and FY14 are not represented here. 2 Adjusted for the partial sale of BTIM. Refer to page 55 of Westpac’s Full Year 2015 Financial results. 3 In 1H15 changes were made to derivative valuation methodologies, which included the first time adoption of a FVA for derivatives. The impact of these changes resulted in a $122m (pre-tax) or $85m (post tax) charge which reduced non-interest income. Cash earnings up 7% with: WRBB up 7%; SGB up 2%; BTFG flat; WIB up 6% and Westpac NZ up 6% (up 8% in NZ$) Net interest income rose 5%, with a 2% rise in average interest-earning assets and a 6bps improvement in net interest margin Non-interest income up 4% with higher insurance income, the sale of the previous SGB head office and higher trading income (as 1H15 included a $122m charge from derivative adjustments3). Partly offset by lower wealth performance fees, a decline in fees and commissions from seasonal reduction in credit card activity and partial sale of BTIM and move to equity accounting Expenses up 3% due mostly to higher investment related costs. Software amortisation and technology depreciation expenses increased $70m. Restructuring costs were also higher. $126m of productivity savings Impairment charges up $71m. Pace of asset quality improvement slowed and associated provision benefits eased and direct write-offs were higher Lower tax rate reflected benefit from finalisation of prior period tax matters ($57m) Cash earnings up 3% with: WRBB up 8%; SGB up 7%; BTFG flat; WIB down 12% and Westpac NZ up 8% (up 6% in NZ$) Net interest income up 6%, driven by a 6% rise in average interest-earning assets. Net interest margin flat (margin excluding Treasury and Markets up 2bps) Non-interest income flat, or up 2% excluding derivative adjustments3 in 1H15. Growth in FUA up 8% and higher insurance in-force premiums and gross written premiums (up 13% and 6% respectively), were partly offset by lower BTIM income2, lower fund performance fees and several severe weather events increasing insurance claims Expense growth 5% with higher investment spend the main contributor. Productivity savings of $239m assisted in offsetting higher salary and equipment and occupancy expenses Impairment charges up $103m or 16% with a $136m reduction in write-backs the principal contributor to the rise, as benefits from reduction in stressed facilities were lower and direct write-offs were higher Cash earnings features of FY15 - FY14 Cash earnings features of 2H15 - 1H15 Cash earnings Cash earnings 2H15 - 1H15 ($m) Cash earnings FY15 - FY14 ($m) PERFORMANCE DISCIPLINE Up 7% Up 3%

Retail and business banking the engine room of growth 35 1 Refer to division definitions, slide 144. 2 Derivative adjustments. 3 In A$. 4 Other includes Group Businesses (including Treasury) and Westpac Pacific. 5 Numbers do not add to 100% due to rounding. FY15 divisional contribution to cash earnings1 ($m) FY15 divisional contribution to core earnings1 ($m) FY15 ($m) WRBB SGB BTFG WIB NZ3 Other3 Group Operating income 7,852 4,323 2,640 3,103 2,047 575 20,540 Expenses (3,397) (1,629) (1,304) (1,289) (832) (184) (8,635) Core earnings 4,455 2,694 1,336 1,814 1,215 391 11,905 Impairment (charges) / benefits (471) (280) 4 39 (44) (1) (753) Tax & non-controlling interests (1,196) (726) (436) (567) (320) (87) (3,332) Cash earnings 2,788 1,688 904 1,286 851 303 7,820 % of Group cash earnings5 36 22 12 16 11 4 Up 3% Up 3% 4 4 2 WIB total (181) WIB total (140) 2 PERFORMANCE DISCIPLINE 3 3

Continued to grow dividend 36 Seek to consistently lift ordinary dividend cents per share each half while maintaining a strong capital position to support growth Pay fully franked dividends, utilising franking surplus to distribute value to shareholders Maintain payout ratio that is sustainable in the long term 1 Effective payout ratio includes 1H15 DRP participation of 36% at 1.5% discount, excludes 1H15 DRP partial underwrite. 2 Total FY15 ordinary dividends using 30 September 2015 Westpac closing share price of $29.70. 3 Data using past FY dividends and share price as 30 September in each year. Includes special dividends in FY13. FY15 ordinary dividends of 187cps, up 3% on FY14 Interim dividend of 93cps and final dividend of 94cps FY15 payout ratio of 75.4% Effective payout ratio1 57%. Issuing shares to satisfy 2H15 DRP with no discount FY15 dividend yield2 6.3% Equivalent to a fully franked dividend yield2 of 9.0% Franking balance of $793m after allowing for final dividend payment Dividends (cents per share) Key dividend considerations Westpac dividend yield2,3 (%) Ordinary dividend payout ratio (%) Special dividends PERFORMANCE DISCIPLINE 1

Cash earnings and reported net profit reconciliation 37 FY15 ($m) % change 2H15-1H152 % change FY15-FY142 Cash earnings 7,820 7 3 Cash EPS (cents) 249.5 6 2 Reported net profit 8,012 22 6 FY14 FY15 Reported net profit 7,561 8,012 Partial sale of BTIM 0 (665) Capitalised technology cost balances 0 354 Amortisation of intangible assets 147 149 Acquisition transaction and integration expenses 51 66 Lloyds tax adjustments 0 (64) Fair value (gain)/loss on economic hedges (105) (33) Treasury shares 7 1 Ineffective hedges 46 1 Buyback of government guaranteed debt (42) (1) Fair value amortisation of financial instruments 17 0 Bell litigation provision (54) 0 Westpac Bicentennial Foundation grant 70 0 Prior period tax provisions (70) 0 Cash earnings 7,628 7,820 Westpac Group uses a measure of performance referred to as cash earnings to assess financial performance at both a Group and divisional level This measure has been used in the Australian banking market for over a decade and management believes it is the most effective way to assess performance for the current period against prior periods and to compare performance across divisions and across peer companies To calculate cash earnings, reported net profit is adjusted for Material items that key decision makers at the Westpac Group believe do not reflect ongoing operations (both positive and negative) Items that are not considered when dividends are recommended, such as the amortisation of intangibles, impact of Treasury shares and economic hedging impacts Accounting reclassifications between individual line items that do not impact reported results 1 Cash earnings is not a measure of cash flow or net profit determined on a cash accounting basis, as it includes non-cash items reflected in net profit determined in accordance with AAS (Australian Accounting Standards). The specific adjustments outlined include both cash and non-cash items. Cash earnings is reported net profit adjusted for material items to ensure they appropriately reflect profits available to ordinary shareholders. All adjustments shown are after tax. For further details refer to slide 143. 2 Change represents results for 2H15 versus 1H15 and FY15 versus FY14, the actual results for 2H15, 1H15 and FY14 are not represented here. Cash earnings policy1 Reported net profit and cash earnings1 adjustments ($m) Reported profit and cash earnings ($bn) PERFORMANCE DISCIPLINE 7.0 5.9 6.8 7.6 8.0 6.3 6.6 7.1 7.6 7.8 FY11 FY12 FY13 FY14 FY15 Reported profit Cash earnings

Service is the core of our strategy 38 One of the world’s great service companies Manage currency risks Collect payments Modernise factory Own a home Prepare for retirement Access cash when I need Start a business Protect my wealth Shop overseas Personalised service Customers in control Innovate and simplify Know Me Empower Me Bank Wow Our goal How delivered Helping SERVICE LEADERSHIP Westpac Live won Best Innovative Online Banking Service in Money Magazine’s 2015 Best of the Best Innovation awards St.George won the Best New Innovative Product for its MoneyMeter Smartwatch app (Android) ‘St.George Fingerprint logon’ won the Security & Fraud Management Category of the Financial Insights Innovation Awards (FIIA) 2015 Recognition

Steadily building franchise value 39 1 Refer slide 145 for net promoter score details. 2 Refer slide 146 for average products per customer details. 3 Refer slide 146 for wealth metrics provider. Customer numbers and service improvement Customer net promoter scores Average products per customer2 (#) Customer numbers (#’m) Customers with a wealth product3 (%) Overall consumer NPS1(%) Overall business NPS1 Total customer complaints across WRBB, SGB and BT (#) Down 31% SERVICE LEADERSHIP Customer depth of relationship 21.6 16.9 14.6 19.5 12.0 Sep-13 Sep-14 Sep-15 WRBB SGB Peers FY13 FY14 FY15 Sep-13 Sep-14 Sep-15 WRBB SGB Peers 3.07 3.15 2.95 2.87 2.67

Digital is transforming our business 40 Leading mobile capability Instant account opening Adapting network to customer needs DIGITAL TRANSFORMATION Industry first initiatives empowering customers to better manage their finances

Digital transformation continues 41 1 Australian retail banking customers. 2 All product opened across brands (ex RAMS) on either mobile or table and includes deposits; cards; global currency account; investing online (broking); equipment finance etc. Shift in payment transactions FY11 – FY15 (%) Active digital customers1 (#’m) % digital sessions via mobile Australian digital banking logins (#’m) Digital sales as % of total retail sales Accounts opened on mobile devices2 (#’000) DIGITAL TRANSFORMATION

Customer focussed approach to technology transformation 42 Assisted Unassisted Westpac St.George Group BT Common Infrastructure Systems of record Customer Channels (customer interface) Today Next steps Omni-channel Longer-term consolidation opportunities * * Westpac St.George Group BT St.George Group Westpac BT Pano- rama Customer Service Hub Westpac St.George Group Common BT DIGITAL TRANSFORMATION For more information on our technology transformation, refer to September 2015 strategy update ‘Unlocking Westpac’s Potential’.

Everyday banking Customer Service Hub: starts with wealth and home ownership 43 Home ownership Wealth Channels (customer interface) Customer Systems of record Benefits Single origination solution across brands for mortgages, offset accounts and insurance Full use of customer data for approval, targeted pricing, special offers with self-service and/or banker support Architected to expand across product sets Single wealth operating platform across investments, superannuation & SMSFs1 Supports individuals, households, advisers, accountants, bankers, and dealer groups Delivers banking and wealth integration Significant efficiency advantages Other products Customer Service Hub brings together all the information we have on customers in a way that enables us to accelerate improvements in customer experience across the board 1 SMSFs is Self Managed Super Funds. DIGITAL TRANSFORMATION

Progress on growth initiatives and digital 44 Targeted Growth Wealth Home Ownership SME Panorama1 (integrated wealth system to transform how customers manage, build and protect their wealth) progressively being rolled out In FY14 the BT Cash Hub was launched (balances now over $1bn) In FY15 BT Managed Portfolios released and continuing to attract more advisers onto platform (over 2,000 advisors registered) Roll out will continue with investment and SMSF platform and enhanced investor/adviser New online lending application tool (LOLA) for local business bankers providing them with more customer information, conditionally approved limits and maturing facility information 1 day time to yes (reduced from 15 days) 12 hours of banker time saved per deal LOLA has conditionally pre-approved $30bn of SME loans $336m increase in new business lending since launch, ahead of expectations Building on Westpac Live home ownership capability with ‘Wonder’ launched September 2015 Allows customers to have a home loan increase or new commitment approved online using benefits of customer data and technology Customer Hub Home ownership initiative will provide a single origination solution across brands for mortgages, offset accounts and insurance, thereby providing better customer service times and product offerings 1 Refer slide 106 for more information on Panorama. TARGETED GROWTH

Workforce revolution delivering 45 1 Spot number as at balance data. New enterprise agreement Agile workspace roll out WORKFORCE REVOLUTION Lost time injury frequency rate reducing (rolling 12 months) (#) Women in leadership positions increasing1 (%) High performer retention remains high (rolling 12 months) (%) New starter retention remains high (rolling 12 months) (%) Completed new innovative enterprise agreement to strengthen our leadership as an employee of choice by providing market leading terms and conditions, including One agreement across brands Rewarding customer service rather than sales Increasing flexibility options including 12 weeks of flexible unpaid lifestyle leave More flexible long service leave Superannuation on up to two years’ unpaid parental leave 10 days domestic violence support leave Increasing agile workspaces helping to empower employees and improve collaboration Moved 3,000 employees to the new agile workspace at Barangaroo (as at September 2015) Planning to transition a total of 10,000 staff to agile environments across Barangaroo, Kogarah, 150 Collins Street Melbourne and Eagle Street Brisbane by 1H16 40 42 44 46 Sep-12 Sep-13 Sep-14 Sep-15 1.9 1.5 1.1 0.8 Sep-12 Sep-13 Sep-14 Sep-15 84.8 86.7 88.0 85.3 Sep-12 Sep-13 Sep-14 Sep-15 95.9 95.7 95.8 95.0 Sep-12 Sep-13 Sep-14 Sep-15

Continued sustainability leadership 46 1 From 2015, a higher threshold for green buildings was introduced in line with industry trends. FY15 progress Sustainability strategic priorities Leading track record Significant achievements SUSTAINABLE FUTURES Global banking leader in the Dow Jones Sustainability Index since 2002, including being named sector leader eight times, most recently in 2014 and 2015 Ranked as one of the Global 100 Most Sustainable Corporations in the World by Corporate Knights for 9 of the last 10 years Westpac supported the Westpac Bicentennial Foundation (Australia’s largest private education scholarship fund) which awarded the first 38 scholarships Launched a Social Impact Framework to ensure our activities deliver the greatest social and business benefit 10-year contract with CareerTrackers, Indigenous Internship program to recruit at least 400 Aboriginal or Torres Strait Islander university student interns Released human rights position statement and ceased to bank payday lenders under our Sustainability Risk Framework 1 Help improve the way people work and live as our society changes Help find solutions to environmental challenges Help customers to have a better relationship with money for a better life 2 3 Priority Objectives FY15 progress Ensure our workforce is representative of community Women in leadership 46%, up from 44% Recruited an additional 150 Indigenous Australians Participation of mature aged workers (50+) at 20.8% down from 20.9% Extend length and quality of working lives Mean employee retirement age remains steady at 61.6 years Anticipate the future product and service needs of aging and culturally diverse customers Launched BTFG changing the face of financial planning during the year (launched five initiatives since 2013) Provide products/services to help customers adapt to environmental challenges Work continues to build on the four products already launched, ahead of target Increase lending and investment in CleanTech and environmental services Group exposures (TCE) to the CleanTech and environmental services sector are $6.1bn, remaining ahead of target1 Continue to reduce our environmental footprint Maintained carbon neutrality for FY15 and achieved electricity, PUE and paper reduction targets Ensure customers have access to the right advice to achieve a secure retirement Over 1,550 customer facing employees hold an externally recognised wealth accreditation Help customers meet their financial goals in retirement Take-up of superannuation and retirement offers impacted by regulatory changes affecting the industry. A new retention program commenced during the year Increase access to financial services in Pacific Island nations Met the Group’s 2015 target with over 292,000 net basic banking accounts provided by Westpac Pacific Help people gain access to social and affordable housing Over $1.0bn lent to the social and affordable housing sector as at 30 September 2015, up from $0.8bn 1 2 3

Helping communities prosper and grow 47 1 All figures for the twelve months to 30 September 2015 unless otherwise stated. 2 New mortgage and new business lending in Australian retail operations which includes WRBB, St.George and BT. 3 Includes NZ and Pacific. Supporting communities1 One of Australia’s largest taxpayers, with an effective tax rate 29.4% Employ 39,754 people $97.6bn new lending2 of $546bn total Aust. loans Provide loans to help millions of Australians own their home or grow their business Funding economic activity $5.8bn in dividends Supporting working or retired Australians either individually (615K shareholders) or via their super funds Wealth of many Australians >$3.2bn in tax expense The bottom line $4.6bn in employee expenses The workforce >1% community contributions to pre-tax profit Invested $116m3 via community contributions The nation SUSTAINABLE FUTURES Income tax expense on a cash earnings basis ($m) FY13 FY14 FY15 Notional income tax based on the Australian company tax rate of 30% 3,068 3,277 3,346 Net amounts not deductible/(not assessable) 20 (47) (72) Total income tax expense in the income statement 3,088 3,230 3,274 Effective tax rate (%) 30.2 29.6 29.4 Other tax/government payments ($m) FY13 FY14 FY15 Net GST, Payroll tax, FBT 426 426 439 Westpac also makes a number of other government and regulatory payments including fees for committed liquidity facility, APRA fees and stamp duties which are not included in the above. Similarly, Westpac also collects tax on behalf of others, such as withholding tax, PAYG and GST. These are excluded from this analysis

Full Year 2015 Financial Results Earnings Drivers Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Net operating income up 5% 49 1 AIEA is average interest-earning assets. 2 DA is derivative adjustments. 3 Other includes Group Businesses and Westpac Pacific. Net operating income up 5% (up 4% FY15/FY14) Net interest income up 5% (up 6% FY15/FY14) AIEA1 growth of 2% (up 6% FY15/FY14) due to mortgages and business Customer deposit growth of 2% (up 4% FY15/FY14) with focus on growing LCR efficient deposits Net interest margin up 6bps due to higher Treasury revenue and margins excluding Treasury and Markets up 4bps. (NIM flat FY15/FY14) Non-interest income up 4% (flat FY15/FY14) Fees and commissions down 1% to $1,464m (up 1% FY15/FY14) Wealth and insurance down 4% to $1,090m (down 1% FY15/FY14) Trading income, up 27% to $539m (down 5% FY15/FY14) Other income up $73m to $122m (up 37% FY15/FY14) Net operating income movement half on half ($m) Operating income ($m) and divisional % contribution to 2H15 Divisional contribution to net operating income ($m) Up 1% Up 5% Net interest up 2% Non-interest down 2% Net interest up 5% Non-interest up 4% 3 2 3 3 WIB total (57) REVENUE 38% 21% 12% 15% 10% 4% WRBB SGB BTFG WIB NZ Other

Loan growth across both mortgages and business 50 1 Gross loans. 2 Other includes other offshore lending. 3 Includes Private Bank within BT. Westpac Group loans up 3% (up 7% FY15/FY14). Excluding foreign exchange translation impacts, up 4% Australian mortgage lending up 4% (up 7% FY15/FY14) with rise in new lending, offsetting 13% increase in run-off Australian business lending up 4% (up 6% FY15/FY14) across both business and institutional Australian personal lending up 1% (up 5% FY15/FY14) with growth primarily in auto finance In NZ$, New Zealand lending up 4% (up 7% FY15/FY14) with growth across mortgages, personal and business. In A$, lending down 4% (up 9% FY15/FY14) Other overseas lending up 9%. Flat excluding foreign exchange impacts, with growth in term lending offsetting lower trade finance, impacted by lower commodity prices Net loans ($bn) Australian loans1 ($bn) Australian mortgage flow1 ($bn) Australian business loans1 ($bn) 2 REVENUE 3 3 Up 3%

Mortgage growth of 4% 51 1 RBA Financial Aggregates, September 2015. 2 Includes Private Bank business within BT. 3 Gross loans. 4 Rounding means numbers do not add across. Australian mortgage market share1 of 23.1% Grew at 0.9x system1 as absorbed a regulatory required reduction in investor property lending growth to below 10% Owner occupied increasing percentage of book 4% lift in balances (up 7% FY15/FY14) Higher new lending Partly offset by run-off of $28.5bn, up 13% Pick-up in owner occupied applications and settlements in 2H15 Mortgage complaints down 32% Australian mortgage lending2,3,4 ($bn) Australian housing portfolio composition Australian new mortgage lending2 ($bn) REVENUE Up 3% Up 4% Owner occupier applications (#’000) Mar-15 (%) Sep-15 (%) Owner occupied 46.6 48.9 Investment property loans 46.3 44.5 Portfolio loan/line of credit 7.1 6.6 Up 18% 16.6 19.6 1H15 2H15

Business lending picking up 52 1 Sites is branches and stand alone business banking centres, excluding instores. 2 Includes WRBB, SGB and BT. 3 Prior period balances have been restated for Working Capital adjustments. 4 Gross loans. 5 Business banking customers of WRBB and St.George. 6 Net loans. 7 Includes Australian and offshore balances. Westpac Group business lending up 4%, (up 6% FY15/FY14) WIB business balances up 6% (up 12% FY15/FY14) Majority of growth in structured transactions in financial services and growth in Asia WRBB/SGB business balances up 3% (up 4% FY15/FY14) Business customer numbers up 4% New lending of $10.0bn, up 10% Growth across commercial property, healthcare, education and SME Rate of run-off reducing, at $7.2bn (down 16%) WRBB Connect Now and SGB Business Connect in 85% of sites1 delivering lower cost-to-serve model to more customers Business and merchant complaints down 19% Australian business banking customers5 (#’000) WIB lending6,7 ($bn) Australian retail business lending2,3,4 ($bn) Up 1% Up 3% REVENUE 1,132 Up 1% Up 6% 80.7 81.9 82.4 85.2 9.1 9.1 10.0 (7.9) (8.6) (7.2) Mar-14 New lending Run- off Sep-14 New lending Run- off Mar-15 New lending Run- off Sep-15

Consumer finance subdued, growth in auto finance 53 1 APRA monthly banking statistics, September, 2015. 2 Rfi data, September 2015, excludes auto finance. 3 NPS among credit card customers refer slide 145 for metric provider details. 4 Includes Private Bank within BT. 5 Net loans. Total Australian consumer finance up 2% to $21.6bn (up 5% FY15/FY14) Auto finance up 4% with new business volumes improving Personal lending and credit cards up a modest 1% Applications for credit cards up 7% Credit card balances fell 0.1% versus system1 decline of 1.5% Personal lending growth was ahead of subdued system2 growth Simplification and service enhancements improving customer experience 26% reduction in personal loan complaints St.George continued to lead the majors in NPS among credit card customers and Westpac leads the majors3 Australian credit card and personal loan applications4 (#’000) Australian consumer finance lending4,5 ($bn) Australian credit cards growth relative to system1 Australian personal lending growth relative to system2 Up 3% Up 2% REVENUE 2H13 1H14 2H14 1H15 2H15 Westpac Group (%) (2.4) 4.3 1.2 1.6 (0.1) Market (%) (1.8) 2.2 (0.8) 3.2 (1.5) Growth differential (0.6) 2.1 2.0 (1.6) 1.4 2H13 1H14 2H14 1H15 2H15 Westpac Group (%) 2.9 6.7 2.8 3.1 0.2 Market (%) 3.0 4.5 1.6 2.5 0.1 Growth multiple against market (x) 1.0 1.5 1.8 1.2 2.0

High quality deposit focus, mortgage offset account balances continue to rise 54 Australian household deposits2 market share (%), system multiple (x) Mortgage offset account balances ($bn) Australian customer deposits up $11.0bn or 3% (up 5% FY15/FY14) 23.3% market share with household deposit growth at 0.9x system2 Total customer deposits up 2% (up 4% FY15/FY14) Focus on growing LCR efficient deposits (strong relationship characteristics) with LCR costs now incorporated in pricing Majority of growth in Australian retail household deposits, and a lesser extent institutional Liquidity coverage ratio1 higher at 121% Growth across all categories except term deposits Transactional deposits up 8%, including growth in mortgage offset accounts (up 15%) Online deposits up 8% Term deposits down 6% due to lower financial institution deposits as the Group priced to improve portfolio quality REVENUE 4 409 420 427 1 Refer slide 79 for liquidity coverage ratio (LCR) definition. 2 APRA Banking Statistics, September 2015. 3 Australian retail includes Private Bank within BT. 4 Other is predominately comprised of NZ and Westpac Pacific. 5 Transaction accounts include mortgage offset accounts. 5 Customer deposit composition3 ($bn) Customer deposit composition3 ($bn) 37% 28% 19% 1 6% 11.9 14.6 18.4 23.5 26.8 30.5 Sep-11 Sep-12 Sep-13 Sep-14 Mar-15 Sep-15

Good growth across the New Zealand portfolio 55 Housing growth of 3% (6% FY15/FY14), 0.8x system1 Disciplined growth in a competitive market Fixed rate mortgages now 74% of the portfolio Business lending up 5% (9% FY15/FY14), ahead of system1 Growth in agriculture, foreign currency lending, insurance, finance, and food processing sectors Credit card growth of 6% (10% FY15/FY14), 2.2x system1 Market share increased over 1ppt to 23.8% driven by the success of the Airpoints credit cards launched in April 2015 Deposit growth of 1% (5% FY15/FY14), 0.9x system1 Growth largely driven by savings deposits 1 RBNZ September 2015 based on gross lending Sep-15 Mar-15 Sep-15 Change on Mar-15 (%) Net loans 64.6 66.6 69.0 4 Housing 39.6 40.7 41.9 3 Business & institutional 23.1 24.0 25.1 5 Other 1.9 1.9 2.0 5 Total deposits 49.4 51.5 51.9 1 Term deposits 25.2 25.1 24.0  (4) Other 24.2 26.4 27.9 6 TCE 92.7 94.9 98.8 4 Balance sheet (NZ$bn) Customer deposits (NZ$bn) Credit card market share1 (%) NZ lending growth compared to system1 (%) 55 6.8 5.6 7.0 8.4 10.4 4.6 REVENUE Housing System Business Westpac Credit Cards

NIM up 6bps, primarily due to lower cost of funding 56 NIM up 6bps to 2.11% Higher in retail and business banking, lower in Institutional NIM excluding Treasury and Markets up 4bps at 2.05% Asset spreads unchanged with lower institutional spreads offset by a benefit from reduced trading securities. Mortgage spreads unchanged, with the increase to investor property loan rates late in the half having little impact 4bps increase from improved customer deposit spreads on term deposits, online accounts and savings deposits. This included a 1bp negative impact from lower hedging benefit on low-rate deposits 1bp benefit from term wholesale funding spreads due to lower pricing for new long term senior issuances Capital and other unchanged with lower hedge rates on capital returns offset by positive impacts from higher capital balances 1bp decrease from higher liquidity costs reflecting a full period impact of Committed Liquidity Facility (CLF) fee of 15bps Net interest margin (%) Net interest margin by division (%) Net interest margin movement (%) REVENUE

Non-interest income up 4% 57 1 Impact of the partial sale of BTIM. Refer to page 55 of Westpac’s Full Year 2015 Financial results. Non-interest income ($m) Non-interest income contributors (% of total) Fees and commissions Wealth and insurance Trading income Non-interest income up 4% (flat FY15/FY14) Fees and commissions down 1% to $1,464m. Growth in business lending line fees and institutional fees offset by seasonally lower Australian credit card points redemption income and promotional credit card point awards related to launch cost of Air New Zealand Airpoints Rewards Program Wealth and insurance down 4% to $1,090m with lower BTIM revenue1 and lower performance fees as majority of fees recognised in 1H15. General insurance and life insurance revenue both higher Trading income up $114m (27%) to $539m. Markets related sales and trading income was relatively unchanged and the $122m charge for derivative adjustments was not repeated Other income up $73m (149%) to $122m primarily due to gains on property sales of $60m. From 1 July 2015 the Group’s share of BTIM earnings was recorded in other income REVENUE 1,458 1,468 1,478 1,464 1H14 2H14 1H15 2H15 1,111 1,145 1,134 1,090 1H14 2H14 1H15 2H15 547 470 425 539 1H14 2H14 1H15 2H15

Markets and Treasury income higher 58 Total markets income up 24% (up 1% FY15/FY14) Lift in total markets income mainly due to charge for methodology changes to derivative valuations of $122m in 1H15 not being repeated Customer income lower following strong 1H15 performance, while market risk related income was down 11% from lower FX and fixed income trading results Customer income 4% lower (up 11% FY15/FY14) WIB’s FX business was well placed for continued strong customer flows as a result of volatility in core currencies, in particular AUD/USD Fixed income sales, mainly interest rate hedging products, were lower. Customer activity slowed in 2H15 consistent with the more stable interest rate environment Continued development of WIB and Australian business, wealth and consumer partnership also contributed to fixed income and FX sales Group risk related income ($m) Markets income by activity ($m) Group risk related income, up $237m (down $191m FY15/FY14) Lift in Group risk related income mainly due to higher Treasury income and charge for methodology changes to derivative valuations of $122m in 1H15 not repeated Market risk related income $16m lower from lower FX and fixed income trading results (up $66m FY15/FY14) Treasury income up $113m driven by interest rate risk management (down $114m FY15/FY14) WIB 2H15 average daily VaR $7.6m ($7.9m 1H15; $8.5m 2H14) Treasury 2H15 average daily VaR $12.2m (1H15 $10.4m; $17.6m 2H14) 1 1H15 includes charge for methodology changes to derivative valuations of $122m (pre-tax) and CVA of $31m (pre-tax). Customer income Market risk related income Derivative valuation adjustments1 Total Markets income Treasury income Market risk related income Derivative valuation adjustments1 Total Group risk related income REVENUE

Expense growth driven by higher software amortisation, expense to income ratio at lower end of global peers 59 1 FY13 expense to income not restated for divisional restructure. 2 FY14 expense to income restated for changes between divisions following restructure. 3 Company data, Credit Suisse. Expense to income ratio average for banks ex Australia based on their FY14 results and Australian banks based on FY15. Components of expense growth (%) Expense movement ($m) Divisional expense to income (%) Global peer comparison of expense to income ratios3 (%) Up 0.1% EXPENSES Ex deriv. adjust. 40.0% 1 2

Investment spend focused on growth and productivity 60 1 Investment spend capitalised also includes technology hardware equipment. 2 Data for Westpac and Peers from FY15 results. 3 Includes negative FX revaluation of $12m and write-offs of $21m in 2H15. Investment spend capitalised ($m) 2H14 1H15 2H15 Growth and productivity 166 148 184 Regulatory change and compliance 103 57 82 Other technology 97 86 93 Total1 366 291 359 Investment spend expensed ($m) 2H14 1H15 2H15 Growth and productivity 55 85 106 Regulatory change and compliance 82 51 70 Other technology 34 31 32 Total 171 167 208 Investment spend capitalised ($m) 2H14 1H15 2H15 Capitalised software Opening balance 2,023 2,070 2,102 Additions 332 274 356 Amortisation (256) (254) (291) Write-offs, impairments and other3 (29) 12 (31) Capitalised technology cost balances - - (482) Closing balance 2,070 2,102 1,654 Other deferred expenses Deferred acquisition costs 129 126 119 Other deferred expenses 11 14 14 Average amortisation period (excluding write-offs)2 (years) Capitalised software balance2 ($bn) Investment spend ($bn) and mix (%) EXPENSES 1.03 1.07 1.15 0.94 Total investment spend ($bn)

Consistent track record of delivering productivity savings - $1.6bn in last 7 years 61 Deal with Australia Post adding around 3,000 new locations around Australia, allowing us to exit 170 instores Bank Now/FreshStart branches now 36% of Australian branches1 Business Connect and Connect Now video conferencing now in 85% of sites2 and over 20,000 video conferences held in FY15 31% reduction in retail and business banking and wealth complaints in FY15 33% of new to bank customers that came through digital, opened accounts via mobile 42% uplift in WRBB digital sales supported by digital identity verification and one click sales capability 5 minute WRBB account opening through online electronic validation – 36% new customers opened online in FY15 56% of new SGB credit card sales were originated digitally 77% of WIB’s FX trading done electronically through WIB’s e-FX capability in FY15 $1.6bn saved from efficiency programs since FY09 ($m) Metrics 1 Branches excluding instores. 2 Sites includes branches and standalone business banking centres and excludes instores’. 3 Cumulative numbers. 4 Total branch sales FTE including business FTE / Total FTE. 5 Percentage change is based on prior corresponding period. FY13 FY14 FY15 % of Bank Now / FreshStart Australian branches1,3 9% 25% 36% Australian % of Smart ATMs of ATM network3 18% 25% 34% WRBB branch sales FTE/branch FTE3,4 52% 57% 61% WRBB/SGB active digital customers3 (m) 3.7 4.0 4.2 % sales growth per average customer contact centre FTE5 28% 12% 14% Retail and business banking and wealth complaint reduction5 n/a 20% 31% Number of IT applications closed3 20 77 119 EXPENSES Targeting FY16-FY18 annual productivity savings to average $270m

2H15 impairment charges higher, lower benefit from stress reduction 62 1 Pre-2008 does not include St.George. 2008 and 2009 are pro forma including St.George for the entire period with 1H09 ASX Profit Announcement providing details of pro forma adjustments. 2 Other includes Westpac Pacific, BT and centrally held provisions in Group Businesses. IMPAIRMENTS Impairment charge movements ($m) Up 21% 2 Impairment charges and stressed exposures (bps) Sep-14 Mar-15 Sep-15 Impaired asset provisions to impaired assets (%) 45 48 46 Collectively assessed provisions to credit RWA (bps) 93 89 86 Economic overlay ($m) 389 387 388 Provisioning cover Impairment charges up $71m, or 21% (up 16% FY15/FY14) Equivalent to 13bps of gross loans, up 2bps (unchanged at 12bps FY15/FY14) As the stock of impaired and stressed assets has declined, the benefit from write-backs and recoveries has also reduced Higher write-offs direct also contributed to higher impairment charges Provisioning coverage maintained 1 341 412 29 48 5 (16) 5 1H15 WRBB SGB WIB NZ Other 2H15 0 100 200 300 400 500 0 20 40 60 80 100 2005 2006 2007 2008 2009 2010 1H11 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 Impairment charge (lhs) Impairment charge inc. interest adjustment (lhs) Stressed exposures to TCE (rhs)

Full Year 2015 Financial Results Asset Quality Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

High quality portfolio with bias to secured consumer lending 64 1 Risk grade equivalent. 2 Exposure by booking office. Asset composition as at 30 September 2015 (%) Standard and Poor’s risk grade1 Australia NZ / Pacific Asia Americas Europe Group % of Total AAA to AA- 91,190 7,428 2,100 7,125 1,311 109,154 11% A+ to A- 30,602 5,319 8,860 4,181 3,000 51,962 5% BBB+ to BBB- 58,173 8,509 12,677 1,813 2,553 83,725 9% BB+ to BB 69,638 10,394 1,672 207 13 81,924 9% BB- to B+ 60,130 10,065 75 14 34 70,318 8% <B+ 5,562 1,485 1 57 - 7,105 1% Secured consumer 433,358 46,127 552 - - 480,037 51% Unsecured consumer 47,316 5,210 301 - - 52,827 6% Total committed exposures 795,969 94,537 26,238 13,397 6,911 937,052 Exposure by region2 (%) 85% 10% 3% 1% 1% 100% On balance sheet lending Total assets Exposure by risk grade as at 30 September 2015 ($m) ASSET QUALITY 67 17 12 4 Housing Business Institutional Other consumer

A well diversified portfolio across industries and large exposures 65 Top 10 exposures to corporations & NBFIs5 as at 30 September 2015 ($m) Top 10 exposures to corporations and NBFIs5 as a % of total committed exposures6 (%) Exposures at default1 by sector ($bn) ASSET QUALITY 2 3 4 1 Exposures at default represents an estimate of the amount of committed exposure expected to be drawn by the customer at the time of default. Chart excludes consumer lending. 2 Finance and insurance includes banks, non-banks, insurance companies and other firms providing services to the finance and insurance sectors. 3 Property includes both residential and non-residential property investors and developers, and excludes real estate agents. 4 Construction includes building and non-building construction, and industries serving the construction sector. 5 Non-Bank Financial Institutions. 6 Includes St.George from 2009 onwards. *Conglomerate ratings are a weighted average of individual exposures. In the case of the BB- exposure, 85% of the exposure is investment grade. For the BB exposure, one third is a short term underwriting commitment that will be sold down in the near term 0 300 600 900 1,200 1,500 BB* AA- BB-* BBB+ BBB- BBB A- A+ A A- S&P rating or equivalent 0 20 40 60 80 100 120 Other Mining Accommodation, cafes & restaurants Construction Utilities Transport & storage Agriculture, forestry & fishing Services Property & business services Government admin. & defence Manufacturing Wholesale & Retail Trade Property Finance & insurance Sep-14 Mar-15 Sep-15

Stressed exposures as a % of TCE and provisions ($bn) Portfolio stress continues to reduce 66 2H14 1H15 2H15 Collectively assessed provisions to credit RWA 93bps 89bps 86bps Collectively assessed provisions to performing non-housing loans 129bps 128bps 123bps Impairment provisions to impaired assets 45% 48% 46% Total provisions to gross loans 60bps 58bps 53bps Provisioning coverage ratios % $bn ASSET QUALITY Gross impaired assets returned to performing or repaid ($m)

Portfolio stress remains at low levels 67 New and increased gross impaired assets ($m) Stressed exposures by industry ($bn) ASSET QUALITY Stressed exposures by industry as at 30 September 2015 (%) 18 23 11 10 11 7 3 4 3 2 3 2 3 Property & business services Consumer lending Wholesale & Retail Trade Agriculture, forestry & fishing Manufacturing Transport & storage Accommodation, cafes & restaurants Construction Mining Finance & insurance Services Utilities Other

Provision cover by portfolio category 68 Exposures as a % of TCE Fully performing portfolio Small cover as low probability of default (PD) Includes economic overlay 0.23 0.22 0.22 0.21 Provisioning to TCE (%) Mar-14 Sep-14 Mar-15 Sep-15 Watchlist & substandard Still performing but higher cover reflects elevated PD 6.73 6.76 6.55 6.93 90+ days past due and not impaired In default but strong security 5.23 5.06 5.36 5.28 Impaired assets In default. High provision cover reflects expected recovery 46.43 44.77 47.82 46.27 Collective provisions Impaired asset provisions ASSET QUALITY 98.88 Fully performing portfolio Watchlist & substandard 90+ days past due and not impaired Impaired

Areas of interest: commercial property 69 1 Includes impaired exposures. ASSET QUALITY Commercial property by borrower type (%) Commercial property by sector (%) Commercial property by region (%) Commercial property portfolio 1H15 2H15 Total committed exposures (TCE) $64.8bn $65.6bn Lending $50.5bn $51.3bn Commercial property as a % of Group TCE 7.11% 7.00% Average risk grade1 BB- equivalent BB- equivalent % of portfolio graded as ‘stressed’1 1.75% 1.48% % of portfolio in impaired 0.80% 0.64% 53 20 18 9 Commercial offices & diversified groups Residential Retail Industrial 16 11 9 6 5 8 45 NSW & ACT VIC QLD SA & NT WA NZ & Pacific Institutional (diversified) 44 11 25 20 Exposures <$10m Developers >$10m Investors >$10m Diversified Property Groups and Property Trusts >$10m

Areas of interest: mining 70 1. Includes impaired exposures. 2 Increase in exposure partly due to reclassification of certain conglomerate customers to mining in 2H15. ASSET QUALITY Mining portfolio 1H15 2H15 Total committed exposures (TCE) $11.7bn $14.4bn2 Lending $7.0bn $7.1bn Mining as a % of Group TCE 1.28% 1.54%2 Average risk grade1 BBB equivalent BB equivalent % of portfolio graded as ‘stressed’1 3.67% 1.86% % of portfolio in impaired 0.97% 0.28% Westpac’s direct exposure to Mining (category includes energy and resources sector) 1.5% of Group TCE at 30 September 2015 A high quality portfolio Diversified by commodity, customers and region Focused on quality operators with efficient, lower cost operating models Well rated, with <1% of exposures in default Underwriting includes customer sensitivity to movements in commodity prices Provisioning levels remain sound, with specific provisions to impaired assets at 60%. Additional management overlay provision exists (within economic overlays) given potential for volatility in energy and resource prices Trade finance portfolio supports customers primarily through export letters of credit High quality counterparties and short tenors Less than 20% of the trade portfolio has iron ore as the underlying commodity and less than 5% for coal Mining portfolio Mining portfolio (total committed exposure) by sector (%) 47 5 19 9 15 5 Oil and gas Iron ore Other metal ore Coal Mining services Other

Australian unsecured lending portfolio 71 Total Australian consumer unsecured 90+ days delinquencies decreased 9bps to 111bps (up 6bps FY15/FY14) consistent with seasonal trends Australian credit card 90+ days delinquencies were down 27bps to 81bps (down 1bp FY15/FY14) The average credit card payments to balance ratio remained high, at 50.7%, with customers remaining disciplined Australian personal loan portfolio 90+ days delinquencies were down 21bps to 147bps (up 5bps FY15/FY14) Levels in line with average of last five years. Increase over the year reflects general weaker employment conditions Australian auto loan 90+ days delinquencies were up 18bps to 100bps (up 18bps FY15/FY14), mainly reflecting changes to collections management that have now been addressed Review of treatment of hardship will likely see a rise in reported delinquencies in future periods across all lending categories 1 Cards average payments to balance ratio is calculated using the average payment received compared to the average statement balance at the end of the reporting month. Australian credit card average payments to balance ratio1 (%) Australian unsecured lending portfolio as at 30 September 2015 ($bn and %) Australian unsecured lending 90+ days delinquencies (%) 23.1 % ASSET QUALITY 0.81 1.47 1.11 1.00 - 0.50 1.00 1.50 2.00 2.50 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Credit cards Personal loans (excl Auto loans) Total unsecured lending Auto loans 43 22 35 Credit cards Personal loans Auto loans 10.0 5.1 8.0 45.2 42.7 43.8 43.7 44.6 44.7 45.3 45.4 46.6 47.7 48.7 48.4 49.3 50.7 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15

Australian housing loan-to-value ratios (LVRs)3,4 (%) High levels of borrower equity support Australian mortgage portfolio 72 1 Flow is all new mortgage originations settled during the 6 month period ended 30 September 2015 and includes RAMS. 2 Proprietary channel restated to include referral business. 3 Excludes RAMS. 4 Dynamic LVR represents the loan-to-value ratio taking into account the current outstanding loan balance, changes in security value and other loan adjustments. Property valuation source Australian Property Monitors. 5 Average LVR of new loans is based on rolling 6 month window. 6 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. Includes mortgage offset account balances. ‘Behind’ is more than 30 days past due. ‘On time’ includes up to 30 days past due. 7 Mortgage insurance claims 2H15 $3m (1H15 $1m, 2H14 $6m, 1H14 $3m). Australian housing portfolio 2H14 balance 1H15 balance 2H15 balance 2H15 flow1 Total portfolio ($bn) 351.0 362.8 375.8 41.5 Owner occupied (%) 47.1 46.6 48.9 50.0 Investment property loans (%) 45.2 46.3 44.5 47.9 Portfolio loan/line of credit (%) 7.7 7.1 6.6 2.1 Variable rate / Fixed rate (%) 78 / 22 78 / 22 80 / 20 90 / 10 Low Doc (%) 3.8 3.4 3.0 0.5 Proprietary channel2 (%) 60.3 59.8 59.1 53.0 First Home Buyer (%) 10.3 9.7 9.2 5.9 Mortgage insured (%) 21.3 20.3 19.4 11.6 2H14 1H15 2H15 Average LVR at origination3 (%) 70 70 70 Average dynamic3,4 LVR (%) 44 43 43 Average LVR of new loans3,5 (%) 71 71 71 Average loan size ($’000) 229 235 242 Customers ahead on repayments, including offset accounts3,6 (%) 73 73 74 Actual mortgage losses (net of insurance)7 ($m) 55 38 32 Actual mortgage loss rate annualised (bps) 3 2 2 94% of portfolio with dynamic LVR 80% ASSET QUALITY Australian home loan customers ahead on repayments3,6 (%) 74% ahead on repayments 0 20 40 60 80 0<=60 60<=70 70<=80 80<=90 90<=95 95+ 2H15 drawdowns LVR at origination Portfolio LVR at origination Portfolio dynamic LVR 0 5 10 15 20 25 30 Behind On Time < 1 Month < 1 Year < 2 Years > 2 Years Sep-14 Mar-15 Sep-15

Further improving home lending standards 73 Reinforcing sound lending standards Notable changes to Westpac mortgage originations in FY15 Serviceability Minimum floor rate increased from 6.80% to 7.25% Buffer rate increased from 1.85% to at least 2.25% Tightened policy on assessment of living expenses and income verification for all applications Discounting of rental income, annuity and pension income increased for certain loans Investment property lending Growth reduced below 10% p.a., in line with APRA industry benchmark Maximum LVR for stand alone investment property loans capped Pricing Variable interest rates on investment property loans increased by 0.27% (Westpac brand) and 0.25% (St.George, Bank of Melbourne, BankSA brands) Fixed rates on residential investment property loans increased by up to 0.30% Interest only Tighter conditions for interest only loans Maximum term for interest only loans capped at 5 years for owner occupied loans Mortgage insurance Mortgage insurance for new originations >90% moved to Arch Capital from Genworth Australia and QBE LMI Westpac has tightened some mortgage underwriting policies to further strengthen the quality of new lending and align with APRA’s guidelines on sound lending practices Westpac has also introduced differential pricing for owner occupied and investor loans. In response to pricing changes, there has been a significant level of switching between investment property loans (IPLs) and owner occupied loans as borrowers correctly classify the purpose of their loan. This trend is expected to continue ASSET QUALITY Investor share of housing portfolio1 (%) *% re-stated in 2H15 following reclassification of previously reported data for reporting purposes Investor / Owner Occupied portfolio mix changing Pre- restatement Pre- restatement 1 Source: Westpac, APRA Monthly Banking Stats August 2015 28 29 44.5 38* 35 42* Westpac Peer 1 Peer 2 Peer 3

Australian mortgage delinquencies at low levels 74 1 Source ABA Cannex August 2015. Australian mortgage portfolio 2H14 1H15 2H15 30+ days delinquencies (bps) 108 124 102 90+ days delinquencies (bps) 47 47 45 90+ days delinquencies – investment property loans (bps) 37 36 31 Properties in possession (#) 194 263 255 Properties in possession remain <2bps of the portfolio. The increase over FY15 has been mainly in Qld and WA Review of treatment of hardship is expected to see a rise in reported delinquencies in future periods Australian mortgages delinquencies (%) Properties in possession (#) Australian mortgages delinquencies by state (%) Westpac Australian housing portfolio and system by State (%) 1 ASSET QUALITY 49 42 105 29 22 13 1 1 NSW Vic Qld WA SA Tas ACT NT 34 27 19 13 7 40 26 17 10 7 44 28 14 8 6 NSW & ACT VIC & TAS QLD WA SA & NT Australian banking system Westpac Group portfolio 2H15 Westpac Group drawdowns

Australian investment property portfolio 75 1 Self Managed Super Fund (SMSF) IPLs are limited recourse however do require member guarantees. 2 Excludes RAMS. 3 Dynamic LVR represents the loan-to-value ratio taking into account the current outstanding loan balance, changes in security value and other loan adjustments. 4 Property valuation source Australian Property Monitors. 5 Average LVR of new loans is based on rolling 6 month window. Strong origination standards High levels of equity in IPL portfolio Loan-to-value ratio at origination2 (%) Applicants by gross income band2 (%) Investment property loans (IPLs) are 44.5% of Westpac’s Australian mortgage portfolio, down from 46.3% Compared to owner occupied applicants, IPL applicants are on average older (75% over 35 years), have higher incomes and higher credit scores 87% of IPLs originated at or below 80% LVR Majority of IPLs are interest only, however the repayment profile closely tracks the profile of the principal and interest portfolio 65% of IPL customers are ahead on repayments IPL 90+ days delinquencies 31bps continue to outperform the total portfolio average of 45bps IPL portfolio losses represent an annualised loss rate of 2bps (net of insurance claims1), in line with total portfolio losses of 2bps Self-managed Superannuation Fund balances are a very small part of the portfolio, at 1% of Australian mortgage balances IPLs1 are full recourse Loan serviceability assessments include an interest rate buffer, minimum assessment rate, adequate surplus test and discounts to certain forms of income (e.g. dividends, rental income) Maximum LVR for stand alone investment property loans capped at 80% Interest only loans are assessed on a principal & interest basis Specific credit policies apply to IPLs to assist risk mitigation, including Holiday apartments subject to tighter acceptance requirements Additional LVR restrictions apply to single industry towns Minimum property size and location restrictions apply Restrictions on non-resident lending include lower maximum LVR and discounts to foreign income recognition 2H15 Average LVR at origination2 (%) 72 Average dynamic2,3,4 LVR (%) 48 Average LVR of new loans2,5 (%) 68 Average loan size ($’000) 297 Customers ahead on repayments, including offset accounts2 (%) 65 ASSET QUALITY 0 5 10 15 20 25 <=50 50<=75 75<=100 100<=125 125<=150 150<=200 200<=500 500<=1m 1m+ Owner Occupied IPL 0 10 20 30 40 50 0-60 60-70 70-75 75-80 80-85 85-90 90-95 95-97 97+ Owner Occupied IPL

Lenders mortgage insurance 76 Insurance statistics 2H14 1H15 2H15 Insurance claims ($m) 6 1 3 WLMI loss ratio4 (%) 27 5 12 Gross written premiums ($m) 28 24 68 LVR Band LVR 80% Low Doc LVR 60% LVR >80% to  90% Low Doc LVR >60% to  80% LVR >90% Insurance Not required Generally insured through captive insurer, WLMI. LMI not required for certain approved borrower groups. LMI required for all Low Doc borrowers where LVR >60% to  80% Reinsurance arrangements 40% risk retained by WLMI 60% risk transferred through quota share arrangements2 with Arch Capital Group Limited, Tokio Millennium Re, Endurance Re, Everest Re, Trans Re and AWAC Insured externally through Arch Capital Group Limited for all new business effective from 18 May 2015 Transitional arrangements are currently in place with LMI policies initially written by WLMI and then fully reinsured with Arch Capital Prior to 18 May 2015, external insurance provided by QBE (Westpac brand) and Genworth (St George and RAMS brands). Existing LMI policies remain in force 1 Prudential Capital Requirement (PCR) determined by APRA. 2 For all new business effective from 1 October 2014. 3 Insured coverage is net of quota share. 4 Loss ratio is claims over the total of earned premium plus reinsurance plus exchange commission. Lenders mortgage insurance (LMI) provides benefits to the Westpac Group Risk transfer / loss mitigation Improvement in the quality of risk acceptance via the additional layer of independent review provided by the mortgage insurers Mortgages are insured through Westpac’s captive mortgage insurer, Westpac Lenders Mortgage Insurance (WLMI), and through external LMI providers, based on risk profile WLMI provides the Westpac Group with an increased return on the mortgages it insures through the capture of underwriting profit WLMI is well capitalised (separate from bank capital) and subject to APRA regulation. Capitalised at 1.50x PCR1 Scenarios indicate sufficient capital to fund claims arising from events of severe stress – estimated losses for WLMI from a 1 in 200 year event are $135m (net of re-insurance recoveries). This is $10m lower compared to 1H15 in line with reductions in WLMI’s portfolio 3 ASSET QUALITY Australian mortgage portfolio (%) Lenders mortgage insurance

Mortgage portfolio stress testing outcomes 77 Westpac regularly conducts a range of portfolio stress tests as part of its regulatory and risk management activities The Australian mortgage portfolio stress testing scenario presented represents a severe recession and assumes that significant reductions in consumer spending and business investment lead to six consecutive quarters of negative GDP growth. This results in a material increase in unemployment and nationwide falls in property and other asset prices Estimated Australian housing portfolio losses under these stressed conditions are manageable and within the Group’s risk appetite and capital base Cumulative total losses of $2.3bn over three years for the uninsured portfolio (1H15: $2.3bn) Cumulative claims on LMI, both WLMI and external insurers, of $968m over the three years (1H15: $879m) Cumulative loss rates have decreased (62bps compared to 65bps 1H15) mainly due to a decrease in dynamic LVRs and continued calibration of our stress testing methodology. Cumulative losses however are little changed as lower cumulative loss rates have been offset by the increase in the portfolio size WLMI separately conducts stress testing to test the sufficiency of its capital position to cover mortgage claims arising from a stressed mortgage environment Preferred capital ranges incorporate buffers at the Westpac Group level that also consider the combined impact on the mortgage portfolio and WLMI of severe stress scenarios 1 Assumes 30% of LMI claims will be rejected in a stressed scenario. 2 Stressed loss rates are calculated as a percentage of mortgage exposure at default. Key assumptions Stressed scenario Current Year 1 Year 2 Year 3 Portfolio size ($bn) 376 363 355 353 Unemployment rate (%) 6.2 11.6 10.6 9.4 Interest rates (cash rate, %) 2.00 0.50 0.50 0.50 House prices (% change cumulative) 0.0 (13.0) (22.4) (26.2) Annual GDP growth (%) 2.0 (3.9) (0.2) 1.7 Stressed loss outcomes (net of LMI recoveries)1 $ million 70 981 1,236 369 Basis points2 2 23 30 9 Australian mortgage portfolio stress testing as at 30 September 2015 ASSET QUALITY

Full Year 2015 Financial Results Funding and Liquidity Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

LCR improved 79 Westpac’s Liquidity Coverage Ratio (LCR) 121% as at 30 September 2015 Westpac’s average monthly LCR for quarter ending September 2015 121% Key movements in the half HQLA up $4bn, in line with balance sheet growth Customer deposit outflows down $1bn, as the Group continues to focus on high LCR value deposits and manage outflows Wholesale funding outflows down $2bn, reflecting the maturity profile of the portfolio $135.6bn in unencumbered liquid assets held at 30 September 2015 Securities are eligible for repo with a central bank Sufficient to cover all short term debt outstanding (including long term debt with a residual maturity less than or equal to one year) Sufficient to cover all outstanding debt for 17 months Differs from LCR qualifying liquid assets due to applicable haircuts and eligibility criteria 1 Includes HQLA as defined in APS 210, BS-13 qualifying liquids, less RBA open repos funding end of day ESA balances with the RBA. 2 The RBA makes available to Australian Authorised Deposit-taking Institutions a CLF that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 – Liquidity. 3 Other flows include credit and liquidity facilities, collateral outflows and inflows from customers. 4 LCR is calculated as the percentage ratio of stock of HQLA and CLF over the total net cash outflows in a modelled 30 day defined stressed scenario. Calculated on a spot basis. 5 Private securities include Bank paper, RMBS, and Supra-nationals. 6 Includes long term wholesale funding with a residual maturity less than or equal to 1 year. Unencumbered liquid assets ($bn) 6 134.4 136.7 135.6 5 FUNDING & LIQUIDITY Liquidity Coverage Ratio ($bn) Mar-15 Sep-15 Change on Mar-15 (%) High Quality Liquid Assets1 (HQLA) 57 61 6 Committed Liquidity Facility2 (CLF) 66 66 - Total LCR liquid assets 123 127 3 Customer deposits 66 65 (2) Wholesale funding 17 15 (13) Other flows3 25 25 - Total cash outflows 108 105 (3) LCR4 114% 121% large 54.6 57.0 60.0 116.6 21.7 19.2 18.6 58.1 60.5 57.0 Sep-14 Mar-15 Sep-15 Total short term wholesale debt outstanding at Sep-15 Self securitisation Private securities Cash, government and semi-government bonds

Stable sources providing 84% of all funding 80 1 Source APRA Banking Statistics February 2015. 2 Excluding securitisation. 3 FY08 does not include St.George. 4 Equity excludes FX translation, Available-for-Sale Securities and Cash Flow Hedging Reserves. Stable Funding Ratio 83.8%, up 68bps FY15/FY14, as the Group continues to focus on funding growth through stable funding sources Customer deposits 59.3% of total funding, down 89bps FY15/FY14 Deposit balances up $18bn, with growth primarily in LCR efficient deposits Wholesale funding with >1year residual maturity and securitisation 17.1% of total funding, up 128bps FY15/FY14 $31.3bn of term wholesale funding raised in FY15, with a weighted average maturity of 4.9 years2 Includes $2.2bn of Additional Tier 1 and Tier 2 capital Increase in term funding partly reflects higher value of offshore wholesale funding given lower AUD Short term wholesale funding 16.2% of total funding, down 68bps Weighted average maturity of short term funding portfolio 130 days Equity 7.4% of total funding, up 29bps Funding composition by residual maturity (%) Stable Funding Ratio 3 4 63.8% 83.9% 83.8% 82.8% 83.2% Maintaining a stable funding profile FUNDING & LIQUIDITY 43.8 57.7 60.6 60.2 59.3 4.7 7.3 7.4 7.1 7.4 1.3 1.7 1.6 1.7 1.7 10.2 10.7 9.3 9.3 10.5 3.8 5.4 5.0 4.9 4.9 19.7 9.8 9.3 9.7 10.0 16.5 7.4 6.8 7.1 6.2 Sep-08 Sep-12 Sep-13 Sep-14 Sep-15 Wholesale Onshore <1yr Wholesale Offshore <1yr Wholesale Onshore >1yr Wholesale Offshore >1yr Securitisation Equity Customer deposits

Wholesale term issuance well diversified, benefit from broad product capabilities 81 1 Based on residual maturity and FX spot currency translation. Includes all debt issuance with contractual maturity greater than 370 days excluding US Commercial Paper and Yankee Certificates of Deposit. 2 Contractual maturity date for hybrids and callable subordinated instruments is the first scheduled conversion date or call date for the purposes of this disclosure. 3 Tenor excludes RMBS and ABS. 4 Perpetual sub-debt has been included in >FY20 maturity bucket. Maturities exclude securitisation amortisation. 5 Sources: Westpac, APRA Banking Statistics August 2015. FY15 new term issuance composition1 (%) Australian covered bond issuance5 Term debt issuance and maturity profile1,2,4 ($bn) Issuance Maturities 2,3 FUNDING & LIQUIDITY 1 4 30 0 40 25 By tenor 1 Year 2 Years 3 Years 4 Years 5 Years >5 years 42 30 15 7 7 By currency AUD USD EUR GBP Other 25 33 22 33 31 27 30 28 18 20 13 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 >FY20 Covered Bond Hybrid Senior Sub Debt

Full Year 2015 Financial Results Capital Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Capital position strengthened while supporting growth 83 Key drivers of change in CET1 capital ratio highlighted in the chart above Organic growth of 19bps includes the proceeds from shares issued to satisfy the DRP at 1H15 (36% participation) Other capital building initiatives added 43bps Infrequent items added a further 12bps Upcoming changes to regulatory requirements include Increases for Australian mortgages Model calibrations for IRRBB Hardship treatment in risk estimates RBNZ investor loan measures Still to be determined Basel IV Leverage ratio calibration 1 Internationally comparable CET1 capital ratio aligns with the APRA study titled “International capital comparison study", of 13 July 2015. For more details on adjustments refer slide 88. 2 Capital conservation buffer. 3 Domestically systemically important bank. 4 Reflects APRA clarification that holding companies are now part of the Level 2 Group for regulatory purposes. Transitional arrangements are in place. 5 Peer 1 and 3 are as at 30 Sep 2015, peer 2 is as at 30 Jun 2015. Westpac, Peer 1 and 3 based on pro forma CET1 capital ratio. Peer mortgage RWA impact based on investor discussion information packs. CET1 capital ratio (% and bps) APRA Basel III CET capital ratio (%) CET1 capital ratio key movements Future regulatory considerations CET1 capital ratio ex impact of wealth leverage and mortgage RWA4,5 (%) Organic +19bps Other +12bps 1 Capital raising initiatives +43bps CAPITAL 7.7 7.5 8.2 8.3 8.7 8.4 9.1 8.3 8.8 8.3 9.0 8.4 8.8 9.0 9.5 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Preferred CET1 capital ratio range 8.75% - 9.25% Regulatory minimum 4.5% plus CCB 2 3.5% (including D - SIB 3 buffer) from 2016 – total of 8.0%

Capital materially strengthened 84 1 Capital conservation buffer. 2 The internationally comparable CET1 capital ratio aligns with the APRA study titled “International capital comparison study", of 13 July 2015. For more details on adjustments refer slide 88. 3 Pro forma reflects the impact of the Entitlement Offer and changes to the calculation of RWA for Australian residential mortgages, if they had been in force on 30 Sep 15. Capital developments CET1 capital ratio (%) (APRA basis) Regulatory capital (%) On 14 October 2015, Westpac announced an Entitlement Offer targeting $3.5bn. After allowing for the Entitlement Offer and the impact of changes to mortgage RWA (effective 1 July 2016), Westpac’s CET1 capital ratio is above the Group’s preferred CET1 capital ratio range of 8.75% - 9.25% Westpac is seeking to boost capital by $6.0bn in calendar 2015 $2.0bn from 1H15 DRP and partial DRP underwrite (complete) $0.5bn from the partial sale of BTIM (complete) $3.5bn from the Entitlement Offer ($1.6bn completed on 16 October) The $6.0bn of capital is equivalent to around 170bps of CET1 capital ratio Changes to mortgage correlation factors, if applied at 30 September 2015, would add approximately $42bn to RWA and reduce the CET1 capital ratio by approximately 110bps Preferred CET1 capital ratio range remains at 8.75% - 9.25% Maintains appropriate buffer above top of CCB1 (8.0%) Known changes in regulatory requirements are largely increasing RWA Internationally comparable2 CET1 capital ratio of 14.2% (pro forma) places Westpac within top quartile of international peers DRP for the final 2015 dividend will be satisfied by issuing shares at no discount. DRP will not be underwritten Assuming the $3.5bn in capital had been raised on 1 October 2014, then Westpac’s pro forma cash ROE for FY15 would have been 14.8% and pro forma cash EPS would have been 239.0 cents. Does not include impact of future DRP participation or changes in margin or profit Jun-14 Mar-15 Sep-15 Pro forma CET1 capital ratio 8.3 8.8 9.5 9.4 Additional Tier 1 capital 1.7 1.5 1.9 1.7 Tier 1 capital ratio 10.0 10.3 11.4 11.1 Tier 2 capital 1.7 1.8 1.9 1.7 Total regulatory capital ratio 11.7 12.1 13.3 12.8 Internationally comparable CET1 capital ratio 11.7 12.2 13.2 14.2 3 3 0.7 CAPITAL

Leverage ratio disclosure 85 1 SFT is securities financing transactions. 2 The internationally comparable leverage ratio utilises Tier 1 capital as measured for the internationally comparable capital ratios, and includes Additional Tier 1 instruments subject to Basel III transitional relief. Tier 1 capital aligns with the APRA study titled “International capital comparison study", of 13 July 2015. For more details on adjustments refer slide 88. 3 Other includes capitalised expenditure. Leverage ratio Leverage ratio internationally comparable2 (%) APRA requires the disclosure of the leverage ratio from the first reporting period after 1 July 2015. The leverage ratio is not a Pillar 1 requirement at the moment The leverage ratio measures Tier 1 capital as a percentage of an exposure measure (including on and off balance sheet exposures) unadjusted for risk Given the conservative nature of APRA’s determination of Tier 1 capital, the leverage ratio has also been calculated under an internationally comparable basis On a pro forma basis (including capital raised in the Entitlement Offer) APRA leverage ratio would be 5.2% Internationally comparable leverage would be 5.9% Leverage ratio (APRA basis) CAPITAL $bn Sep-15 Level 2 On balance sheet exposures ex derivatives and SFT1 746.1 Derivative exposures 45.0 SFT exposures 7.1 Other off-balance sheet exposures 76.1 Less Tier 1 capital deductions (17.9) Total leverage ratio exposure measure 856.4 Tier 1 capital 40.8 Leverage ratio (APRA) 4.8% Pro forma leverage ratio (APRA) 5.2% 3

Basel III regulatory capital ratios 86 1 The internationally comparable capital ratios align with the APRA study titled “International capital comparison study", of 13 July 2015. For more details on adjustments refer slide 88. Regulatory capital ratios (%) Pro forma regulatory capital ratios (%) 12.4 13.2 12.2 CET1 capital ratio 13.4 14.5 13.1 Total Tier 1 capital ratio 14.1 15.4 14.0 Total regulatory capital ratio CAPITAL 15.5 16.5 14.2 Internationally comparable ratios exclude non compliant Basel III instruments. These instruments are included in the APRA capital ratios on a transitional basis Westpac is seeking to replace non-compliant Basel III instruments with compliant instruments as they mature. Should Westpac do this, pro forma internationally comparable Tier 1 capital ratio would be 16.4% (up from 15.5%) Total regulatory capital ratio would be 18.6% (up from 16.5%) CET1 capital ratio would be unchanged  APRA basis  Internationally comparable basis1  APRA basis  Internationally comparable basis1

Basel III CET1 capital ratios global comparison1 87 1 Based on CET1 ratios as at 30 June 2015 unless otherwise stated, assuming Basel III capital reforms fully implemented. 2 Deduction for accrued expected future dividends added back for comparability. 3 As at 30 September 2015. 4 Interim profit not included in CET1 capital has been added back. 5 As at 31 July 2015. 6 Figure 2, APRA study titled, "International capital comparison study", dated 13 July 2015. Peer group comprises listed commercial banks with total assets in excess of A$700 billion and which have disclosed fully implemented Basel III ratios or provided sufficient disclosure for an estimate. Based on company reports and investor presentations. CAPITAL APRA top quartile 12.4%6 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 4 5 5 5 14.2% 13.2% Nordea UBS CBA pro forma WBC pro forma Intesa Sanpaolo Lloyds NAB WBC ANZ ING Group RBS ICBC China Construct. Bank HSBC Sumitomo Mitsui Deutsche Bank Standard Chartered Citi Barclays JPMorgan Mitsubishi UFJ BNP Paribas Bank of Comm Societe Generale Bank of China Wells Fargo Commerzbank China Merchants Bank Unicredit Bank of America BBVA Scotiabank Credit Agricole SA Credit Suisse Royal Bank of Canada Toronto Dominion Santander Mizuho FG Agri. Bank of China

Internationally comparable capital ratio explanation 88 1 Analysis aligns with the APRA study titled “International capital comparison study", dated 13 July 2015. 2 Pro forma reflects the impact of the Entitlement Offer and the impact that APRA’s changes to the calculation of RWA for Australian residential mortgage would have, if they had been in force on 30 Sep 2015. The pro forma capital ratios do not reflect any impact of the DRP on the final 2015 dividend. The APRA Basel III capital requirements are more conservative than those of the Basel Committee on Banking Supervision (BCBS), leading to lower reported capital ratios. In July 2015, APRA published a study that compared the major banks’ capital ratios against a set of international peers1. The following provides details of the adjustments applied to the APRA Basel III capital requirements, which are aligned to this study APRA Study1 % Westpac’s pro forma CET1 capital ratio (APRA basis)2 9.4 Equity investments Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA’s requirements 0.6 Deferred tax assets Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA’s requirements 0.4 Interest rate risk in the banking book (IRRBB) APRA requires capital to be held for IRRBB. The BCBS does not have a Pillar 1 capital requirement for IRRBB 0.1 Residential mortgages – LGD floor Loss given default (LGD) of 15%, compared to the 20% LGD floor under APRA’s requirements 0.6 Residential mortgages – correlation factor From 1 July 2016, APRA will require banks that use the internal ratings based (IRB) approach to credit risk to use a correlation factor of 25% to determine RWA for their Australian residential mortgages. The BCBS correlation factor is 15% 1.1 Unsecured non-retail exposures LGD of 45%, compared to the 60% or higher LGD under APRA’s requirements 0.5 Non-retail undrawn commitments Credit conversion factor of 75%, compared to 100% under APRA’s requirements 0.4 Specialised lending Use of IRB probabilities of default (PD) and LGDs for income producing real estate and project finance exposures, reduced by application of a scaling factor of 1.06. APRA applies higher risk weights under a supervisory slotting approach, but does not require the application of the scaling factors 0.5 Currency conversion threshold Increase in the A$ equivalent concessional threshold level for small business retail and small to medium enterprise corporate exposures 0.2 Capitalised expenses APRA requires these items to be deducted from CET1. The BCBS only requires exposures classified as intangible assets under relevant accounting standards to be deducted from CET1 0.4 Internationally comparable CET1 capital ratio 14.2 CAPITAL

RWA movements 89 RWA movements RWA movements ($bn) Credit RWA movements ($bn) Credit RWA movements ($bn) Total RWA increased 3.4% Credit RWA increased 2.4% or $7.3bn $12.0bn supporting business growth. Offset by $2.8bn decrease from improvement in credit quality $1.7bn decrease from translation impacts mostly from the lower NZ$ $0.2bn decrease in mark-to-market credit risk Market risk RWA up $2.2bn primarily due to the introduction of Overnight Indexed Swap discounting methodology and an increase in the level of interest rate risk in the trading book Interest rate risk in the banking book (IRRBB) RWA up $1.4bn, mostly due to a lower embedded gain as market interest rates rose during the half Operational risk RWA up $0.9bn (3%) CAPITAL

Actively managing capital to optimise returns 90 1 ROA is return on average interest-earning assets. 2 AOE is average ordinary equity. 3 Capital for the Group is average ordinary tangible equity. 4 Other includes Group Businesses including Treasury and Westpac Pacific. Actively managing returns ROE and CET1 capital ratios (%) Return on average interest-earning assets (AIEA) (%) Allocated capital and ROTE 1H14 2H14 1H15 2H15 Net interest margin 2.11 2.06 2.05 2.11 Non-interest income 1.00 0.95 0.91 0.93 Operating income 3.11 3.01 2.96 3.04 Operating expenses (1.28) (1.26) (1.26) (1.27) Cash earnings (ROA1) 1.19 1.17 1.12 1.17 Leverage (AIEA/AOE2) 13.85 14.01 14.16 13.57 ROE 16.5 16.4 15.8 15.9 Returns in 2H15 increased from the 7% rise in cash earnings. ROE only up 6bps due to a 6% increase in average ordinary equity in 2H15 Leverage ratio improved from the increased average ordinary equity Continue to refine capital allocation model with more capital allocated to divisions in 2H15 Capital held centrally includes: surplus capital, capital for Treasury, and capital for next dividend payment ROTE declined following a 9% increase in average tangible equity Division 1H15 2H15 Capital ($m) ROTE (%) Capital ($m) ROTE (%) Comments on movements in allocated capital Group3 37,399 20.3 40,596 19.9 Westpac RBB 10,983 24.7 11,424 25.1 Balance sheet growth across all product lines St.George 7,973 21.1 8,232 20.6 Balance sheet growth across all product lines BTFG 3,090 29.3 3,303 27.4 Increase in capital reflecting regulatory requirements WIB 8,367 15.0 8,343 15.8 Growth in portfolio offset by changes in portfolio mix Westpac NZ ($A) 3,619 22.9 3,611 24.2 Impact of NZ$ depreciation offset balance sheet growth Other4 3,367 6.1 5,683 6.1 Reflects 1H15 DRP and partial DRP underwrite. To be allocated in FY16 CAPITAL

Full Year 2015 Financial Results Divisional Summary Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Differentiated by our strong portfolio of brands Westpac Group 92 1 Other includes Group Businesses (including Treasury) and Westpac Pacific. Key statistics for FY15 Contribution to FY15 cash earnings (%) WIB Westpac NZ Westpac New Zealand Banking and wealth services to consumers, businesses and institutions in New Zealand Westpac Institutional Bank Leading Australasian institutional bank, with branches and representative offices in Australia, US, UK and Asia 1 WRBB BTFG SGB Division Cash earnings FY15 ($m) Cash earnings FY15 - FY14 % change Core earnings FY15 - FY14 % change Westpac RBB 2,788 8 8 St.George 1,688 7 8 BT Financial Group 904 Flat Flat Westpac Institutional Bank 1,286 (12) (7) Westpac NZ (in A$) 851 8 9 Other1 303 (3) 3 Westpac Retail & Business Banking Australian national brand for consumer and business banking, SMEs and commercial customers under the Westpac brand St.George Banking Group Australian local brand for consumer, business and commercial banking customers under the St.George, BankSA, Bank of Melbourne and RAMS brands BT Financial Group Australian Wealth and Insurance division with $46bn funds under management and $122bn funds under administration at 30 September 2015 BUSINESS UNIT SUMMARY 36 22 12 16 11 3 Westpac RBB St.George Banking Group BT Financial Group Westpac Institutional Bank Westpac NZ Other

8% cash and core earnings growth 93 Net interest margin (%) ROTE (%) Cash earnings movement ($m) Impairment charges ($m) Up 8% Key financial metrics FY15 - FY14 Cash earnings 8% Up $205m to $2,788m Core earnings 8% Up $327m to $4,455m with 6% revenue growth Net interest income 7% Up $442m to $6,395m Disciplined asset growth: 6% in home lending and 4% business lending 7% deposit growth leading to a 74bps improvement in deposit to loan ratio to 60.8% Net interest margin 7bps Asset spread compression of 8bps due to competitive pricing for new business Increased deposit spreads of 11bps driven by growth in transaction accounts and market pricing Wholesale funding costs 4bps lower Non-interest income 1% WIB partnership revenue up 8% Increased business volumes and activity Expenses 4% Increased investment spend, salary, lease and volume costs Productivity savings from improved processes and capability through Bank Now and Connect Now, and more customers self serving through Westpac Live and Smart ATMs Impairment charges 8% Impairment charges up 8% to $471m in line with portfolio growth and lower write-backs. Asset quality improved and consumer delinquencies declined WRBB Up 7bps 26.7 24.9 486 436 471

WRBB delivers another disciplined 2H15 result 94 Key financial metrics 2H15 - 1H15 Key financial metrics 2H14 1H15 2H15 Change on 1H15 Revenue ($m) 3,769 3,835 4,017 5% Net interest margin (%) 2.40 2.41 2.50 9bps Expense to income (%) 43.9 43.9 42.6  (132bps) Customer deposit to loan ratio (%) 60.0 60.5 60.8 25bps ROTE (%) 26.8 24.7 25.1 46bps Cash earnings 7% Up $88m to $1,438m , 10th consecutive half of gains Core earnings 7% Up $155m to $2,305m with 5% revenue growth, 10th consecutive half of gains Net interest income 6% Up $195m to $3,295m 3% asset growth: mortgages up 3% and business lending up 3% 3% deposits growth, delivering a 25bps uplift in deposit to loan ratio to 60.8% Net interest margin 9bps Asset spreads flat Deposit spreads up 7bps due to pricing of at call and term deposits Lower wholesale funding costs of 2bps Non-interest income  2% Decrease driven by credit cards seasonality Business fees little changed Expenses 2% Increased investment, salary and lease expenses Productivity benefits from improved processes and capability through Bank Now and Connect Now; more customers self-serving through Westpac Live and Smart ATMs Impairment charges 13% Up $29m to $250m Increase in business impairments from mining services. Total business stressed assets improving. Consumer impairment charges lower Cash earnings movement 2H15 - 2H14 ($m) WRBB Up 2% Up 7%

WRBB consistently delivering high quality results 95 Revenue ($m) Expense to income ratio (%) Revenue per FTE ($’000) Core earnings ($m) Cash earnings ($m) Loans ($bn) and customer deposit to loan ratio (%) WRBB

Number 1 online/mobile platform 96 1 Forrester Mobile Banking Functionality Awards, July 2015. 2 Refer slide 146 for wealth metrics provider details. 3 Branches excluding instores. 4 Sites include branches and standalone business banking centres and excludes instores. 5 Branches including instores with reduction reflecting closure of some of our instores over the period. 6 Refer slide 146 for average products per customer. 7 Refer slide 145 for consumer NPS details. 8 Refer slide 145 for business NPS details. 9 Spot number as at balance date. Key performance metrics Business banking highlights Enhanced business bank offering with customers migrated to Westpac Live platform; Connect Now our video conferencing facility is in 716 sites (up 384) representing 99% of sites4 (enhancing the Westpac Local model, with more access to business banking specialists via video conference) Westpac SME banking delivered business lending growth of 4% Successful partnership model with WIB providing increased access to FX, foreign accounts and debt markets products Winner: Bank of the Year. Customer Experience in Financial Services (CXFS) Asia Awards: Best Omni-Channel Customer Experience in Asia (Connect Now). Australian Business Traveller: Best Credit Card Number 1 banking/mobile platform in Australia and number 2 in the world;1 customer growth of 1% (3% over FY15/FY14); market leading wealth penetration2 position and delivered a 42% reduction in customer complaints (FY15/FY14) Continuing to meet customer needs 24/7: more self-serve with 110 Bank Now branches (up 30 representing 16% of branches3); Smart ATMs now 29% of ATM network; Premium 24/7 call centre; migrated all applicable customers to Westpac Live platform; and announced alliance with Australia Post adding around 3,000 new points of access of which around half are in regional areas 42% uplift in digital sales supported by digital identity verification and one click sales capability Winner: AB&F: Australian Financial Institution of the Year, One Visit Mortgage Innovation, Premium Banking Service Offering of the Year. Canstar: First Home Buyer Award. AFR: Best Full Feature Credit Card (Altitude Black) Consumer banking highlights 2H14 1H15 2H15 Change on 1H15 Total customers (#m) 6.28 6.40 6.47 1% Business customers (#’000) 752 776 790 2% Active digital customers (#m) 2.63 2.70 2.79 3% Total branches5 (#) 840 835 772 (8%) Bank Now % of branches3 9 12 16 4ppts Smart ATMs % of ATM network 21 23 29 6ppts Connect Now enabled sites4 (%) 13 46 99 53ppts Average products per customer6 (#) 3.08 3.04 3.07 1% Customers with Wealth product2 (%) 21.9 21.8 21.6 x (27bps) Overall consumer NPS7 3rd 3rd 3rd - Steady Overall business NPS8 1st 1st 2nd x Down 1 Service quality (complaints #‘000) 20.0 13.3 13.6 x 2% Women in leadership9 (%) 47 46 48 2ppts WRBB

Transformation of network continues 97 1 Size calculations and rent savings excludes new branches, kiosks and instore conversions. 2 Transaction redirection to self-service device – Before (3months average pre opening), After (all months average post opening, excludes month in which it opens). 3 Percentage of deposits at branches with Smart ATMs. Bank Now improvements delivered Active digital customers (#’m) Sales FTE / Total FTE (%) Digital sales (#’000) Deposits through Smart ATMs3 (%) Branch transactions (#’m) WRBB % change post opening Rent savings1 21 Counter deposit transactions (#)  35 Counter withdrawal transactions (#)  16 Transactions redirected to Smart ATM’s2 (#) 560

St.George delivering growth and customer choice 98 1 RBA financial aggregates for 12 months to 31 July 2015. Impairment charges ($m) Cash earnings movement ($m) Up 7% Key financial metrics FY15 - FY14 Cash earnings 7% Up $113m to $1,688m Core earnings 8% Up $207m to $2,694m with 7% revenue growth Net interest income 7% Up $237m to $3,768m Lending up 8%. Mortgages up 8% with gross across all brands, particularly Bank of Melbourne which continues to grow above system in Victoria1 Deposits up 3%, with solid growth in household deposits Net interest margin Steady Deposit spreads improved 11bps Partly offset by a reduction in asset spreads (9bps) primarily in new business and mortgage lending Non-interest income 8% Higher business lending fees due to increase in line fees and the full period impact of Lloyds Expenses 4% Expansion of Bank of Melbourne and continued roll-out of Business Connect model for serving SME customers Partly offset by productivity initiatives Impairment charges 19% Impairment charges up $44m to $280m Most of rise reflecting lower write-backs and higher write-offs Overall asset quality improved further over the year Net interest margin (%) ROTE (%) Flat 21.5 20.8 293 236 280

2H15 delivered 5% core earnings growth 99 Key financial metrics 2H15 – 1H15 Key financial metrics 2H14 1H15 2H15 Change on 1H15 Revenue ($m) 2,090 2,113 2,210 5% Net interest margin (%) 2.30 2.28 2.30 2bps Expense to income (%) 38.9 37.9 37.5  (44bps) Customer deposit to loan ratio (%) 55.6 54.4 53.1  (128bps) ROTE (%) 21.1 21.1 20.6  (43bps) Cash earnings 2% Up $14m to $851m Core earnings 5% Up $70m to $1,382m with 5% revenue growth Net interest income 5% Up $88m to $1,928m Lending up 4% with growth evenly spread across mortgages, business and other lending Deposits up 2%, with most of the rise in consumer savings and transaction accounts Net interest margin  2bps Margins up 2bps to 2.30% Higher deposit spreads by 4bps driven by repricing and mix impact Asset spreads improved driven primarily by mortgages Cost of liquidity and capital higher by 4bps Non-interest income  3% Repricing business line fees, including for undrawn commitments, and improved FX sales Expenses  3% Continued investment in the roll-out of FreshStart branches and Bank of Melbourne Business as usual costs increases largely offset by productivity benefits Impairment charges  41% Impairment charges up $48m to $164m Business impairment charges were $61m higher with 1H15 benefitting from high write-backs Offset by slightly lower consumer impairments with seasonality in unsecured delinquencies Cash earnings movement 2H15 – 2H14 ($m) Up 4% Up 2% (48)

All brands contributing to growth 100 FY15 cash earnings contribution (%) Cash earnings ($m) Core earnings ($m) Expense to income ratio (%) Revenue per FTE ($’000) Loans ($bn) and customer deposit to loan ratio (%)

St.George delivering across key metrics 101 1 Refer slide 145 for consumer satisfaction details. 2 Refer slide 145 for consumer NPS details. 3 Branches excludes instores 4 Sites includes branches and standalone business banking centres but excludes instores. 5 Includes Lloyds customers. 6 Branches include instores, with reduction reflecting closure of some of our instores over the period. 7 Refer to slide 146 for average products per customer metrics details. 8 Refer to slide 146 for wealth metrics provider details. 9 Refer to slide 145 for business NPS details. 10 Spot number as at balance date. Key performance metrics Customer service revolution and continued innovation is delivering a better customer experience. Customer satisfaction1 and NPS2 ahead of all the majors, delivered strong customer growth, and reduced complaints by 9% Continuing to meet customer needs with 39 more FreshStart branches (68% of branches3) and enabling more self-serve. Smart ATMs now represent 43% of ATM network Continued to focus on simplification of processes including launching an app to provide verification to customers contacting call centres, thus speeding up call times AB&F 2015 innovative retail product of the year for ‘fingerprint logon’ Consumer banking highlights 2H14 1H15 2H15 Change on 1H15 Total customers (#m) 3.61 3.69 3.79 3% Business customers5 (#’000) 381 398 434 9% Active digital customers (#m) 1.33 1.37 1.43 4% Total branches6 (#) 452 431 429 - FreshStart % of branches3 51 60 68 8ppts Smart ATMs % of ATM network 33 39 43 4ppts Business Connect % of sites4 52 55 62 8ppts Avg. products per customer7 (#) 2.64 2.63 2.67 1% Customers with a wealth product8 (%) 17.1 17.1 16.9 x (18bps) Overall consumer NPS2 1st =1st 1st Steady Overall business NPS9 1st 3rd 1st Up 2 Service quality complaints (#’000) 9.9 9.3 8.4 (9%) Women in leadership10 (%) 48 48 50 2ppts Business banking highlights Business Connect (our innovative distribution model providing efficient access to specialists using online, video and mobile channels) is underpinning a growing SME business Now rolled out to 275 sites4 (62% of sites) Benefits include: increasing customer facing time for business bankers from 30% to 70%; supporting business lending growth and strong customer growth of 9% Lloyds integration progressing well with revenue, core and cash earnings all higher and exceeding expectations Business lending higher in commercial property and SME. Growth also supported by lower levels of run-off

Investment, innovation and customer focus delivering sustainable growth across brands 102 Development of ‘Our Service Promise’ program which included Established key service behaviours and staff empowerment model Successful national roll-out with all staff Reinvigoration of branch network with FreshStart now rolled out to 292 branches (68% of branches3) Business Connect, providing SME customers access to expert bankers now rolled out to 275 sites4 (62% of sites) 1 First in Australia. 2 First bank in the world. 3 Branches excludes instores. 4 Sites include branches and business banking centres and excludes instores. Strong customer growth (#’m) Bank of Melbourne continuing to grow market share Lloyds acquisition a solid performer Stressed assets as % of TCE (%) Maintaining an innovation edge Customer-faced transformational agenda continuing Leverage strong heritage of digital capability First internet banking1 (1995) Real time banking1 (1996) First to send SMS alerts1 (2003) First savings/transaction accounts opened via mobile devices1 (2010) First to deliver biometric authentication via mobile devices2 (2014) Providing innovative customer solutions Personal loans on mobile (2013) Ability to view e-statements via mobile (2013) Piloting iBeacon identification of customers in branches (2015) App providing verification for customers contacting call centres, speeding up call times Positive cash earnings growth supporting expansion 106 Branches/instores (up 5) Household deposits up 11% to $6.9bn, mortgages up 13% to $22.1bn and total lending up 11% to $28.7bn 8% lift in customer numbers Active engagement with the Victorian community including: a partnership with Melbourne Music Bank; Bank of Melbourne Neighbourhood Fund and Local Project; presenting partner of Melbourne Food and Wine Festival Acquired auto finance and equipment finance from Lloyds Australia in FY14 Integration program is progressing Auto finance dealers now migrated to single St.George origination platform Integrated collections, service and risk functions Customer growth of 3% with new business volumes remaining strong Product innovation enhancing customer experience iPad app for dealers to quickly navigate settlement processes Customers can self-serve payout details Acquisition pay-back enhanced by tax adjustment

BTFG franchise growing, impacted by higher claims 103 1 Reduction in cash earnings from the partial sale of BTIM. For full details of the cash earnings impact from the partial sale of BTIM refer to page 55 of Westpac’s Full Year 2015 Financial Results. 2 Plan for Life 30 June 2015. Movement FY15 - FY14 Key financial metrics Cash earnings movement ($m) Catastrophe claims ($m) flat Catastrophe claims up $65m on FY14 $904m cash earnings business generating a ROTE of 28%. FY15 cash earnings up 6% excluding impact of catastrophe claims and BTIM partial sale Funds management income - Flat Maintained leading FUA position with all platforms market share2 ranked #1 at 19.9% FUA growth supported by positive net flows FUM (excluding BTIM) up 7% Private wealth up 15% driven by growth in lending and net interest margins Investments income up 6% reflecting FX gains on Ascalon seed pool Offset by lower performance fees ($84m) and the impact of the partial sale of BTIM Insurance income  (9%) Insurance income down $49m reflecting higher catastrophe claims (up $65m) from Brisbane and Sydney storms and Cyclone Marcia Life in-force premium and General Insurance gross written premiums up 13% and 6% respectively Capital & other income  26% Higher income mostly from stamp duty costs incurred in FY14 not repeated Expenses  (1%) Lower BTIM expenses partly offset by higher investment costs (up $15m) driven by Panorama and regulatory change FY13 FY14 FY15 Change on FY14 Revenue ($m) 2,332 2,663 2,640  (1%) Expense to income (%) 51.8 49.7 49.4  (29bps) ROTE (%) 27.5 31.7 28.3  (339bps) FUM ($bn) (spot) 76.2 89.0 46.3  (48%) FUM ($bn) ex BTIM (spot) 38.4 43.2 46.3  7% FUA ($bn) (spot) 102.7 112.7 121.9  8% (9) 1 28 15 80 FY13 FY14 FY15

Funds management growth 104 FUM and FUA drivers FUA ($bn) FUM ($bn) FUA by asset class (%) FUM related revenue increased 1% on FY14 (up 9% excluding impact of BTIM) driven by Positive net flows in retail and wholesale portfolios in Advance Retail Super supported by improved markets BT Super for Life retail FUM up 16% to $5.8bn FUA related revenue was up 6% on FY14 Asgard Infinity FUA up 26% to $9.0bn supported by positive flows BT Wrap/Asgard platforms FUA increased 8% FUA margins down 2bps from shift in portfolio product mix and competition 102.7 106.8 112.7 121.9

Insurance key metrics 105 1 Plan for Life June 2015. Premiums ($m) Insurance loss rates (%) Life Insurance individual new sales market share1 (%) Life Insurance lapse rates1 (%)

Leading wealth provider, investing for the future 106 Panorama – a 360 degree view Advice – lifting professional standards Delivering initiatives to improve the client experience, adviser professionalism and transparency BT Adviser View, our site for Australians looking for financial advice, greater transparency and control over their financial future. Since its launch in Oct 2014, almost 100,000 Australians have visited the site, with around 26,900 searches to find an adviser. Over 2,400 customer testimonials received on 471 advisers, with an average rating of 4.89 out of 5 Raising the bar on minimum education and professional standards. Our minimum education standard is to hold a Certified Financial Planner, Fellow Chartered Financial Planner Practitioners or Masters of Financial Planning ‘Our Advice Commitment’, released in Oct 2014, highlights our promise to customers, that without exception, ‘If we get it wrong, we will put things back on track’ Panorama is a key enabler of our Wealth strategy and FY16 capability includes the Direct Investment Offer, SMSF fund establishment and administration, and personal superannuation Managed funds was released in August 2015, providing an open architecture menu with access to over 300 funds from over 70 managers Panorama now offers advisers the ability, on behalf of clients, to buy and sell managed funds, invest in cash, term deposits and managed portfolios FUA exceeds $1.3bn and there are over 2,000 registered advisers with over 1,400 advisers active on the platform Panorama will provide sustainable productivity benefits in the future as platforms are consolidated Key milestones, including those already delivered, are set out below Focus on innovation, enhancing customer experience and digital capability and functionality Superannuation initiatives included the launch of the BT Super for Life rollover tool which was used by over 28,000 customers in FY15 Expanding General Insurance reach with Allianz partnership, launched Oct 2015 Offering customers a wider product range and greater digital access including more channels for customers to interact, online signup and offering SMS quotes for home & contents insurance Restructured Lenders Mortgage Insurance (LMI) arrangements for loans with an LVR > 90% with Arch Capital to provide a more integrated LMI product for the Westpac Group Insurance & Super – targeted growth Delivered To be delivered 2017 Cash Hub Ready made portfolios Enhanced on-boarding Investor mobile applications Individual managed funds Adviser mobile applications Direct Investment Offer SMSF capability Enhanced investor/adviser experience Superannuation migrations Retail and Wrap Platform migration 2014

BTFG performance across key metrics 107 1 Refer slide 146 for wealth metrics provider. 2 Plan for Life, All Master Funds Admin as at June 2015 (for 2H15), as at December 2014 (for 1H15) and as at June 2014 (for 2H14) and represents the BT Wealth business market share at these times. 3 Plan for Life (Individual Risk) rolling 12 month average. New sales includes sales, premium re-rates, age and CPI indexation June 2015. 4 Internally calculated from APRA quarterly general insurance performance statistics, June 2015. 5 Spot number as at balance date. Key performance metrics FUM / FUA Private Wealth continues to drive a ‘whole of wealth’ solution for high net worth customers. A specialised Digital Opportunities Team was launched to serve customers with a preference for digital, online and mobile Private Wealth now has $1.4bn in FUA on the multi-currency Global Investment Services (GIS) registry and platform BT was the first Australian life insurer to introduce a Health Outcome Measure to track the success of its rehabilitation programs to help customers return to wellness. Life Insurance claims team consistently rated A+ by Claims Management Analysis program since 2011 SMS initiative launched in FY15 sending SMS alerts to customers with home and contents insurance during catastrophe events Delivering on the service revolution 2H14 1H15 2H15 Change on 1H15 Wealth penetration1 (Westpac Group) 20.0 20.0 19.7 × (27bps) Planners (salaried & aligned) (# spot) 1,220 1,222 1,192 × (2%) BT Super for Life (retail) customers (#’000) 466 478 482 1% Platform market share2 (inc. Corporate Super) (%) 19.7 19.9 19.9 - - Retail market share2 (exc. cash) (%) 18.4 18.8 18.9 5bps Life Insurance market share3 (%) 11.4 11.6 11.3 × (29bps) Home & contents insurance market share4 (%) 5.5 5.6 5.7 10bps Women in leadership5 (%) 44 43 44 1ppt Average Period end $bn 2H15 – 2H14 % mov't $bn FY15 – FY14 % mov't Retail FUM 18.0 7 17.1 2 Institutional FUM 2.2 24 2.0 11 Wholesale FUM 27.8 16 27.2 10 Total FUM (ex BTIM) 48.0 13 46.3 7 BT Wrap / Asgard FUA 101.5 12 98.7 8 Corporate Super 19.9 10 19.3 7 Other FUA 3.5 13 3.9 34 Total FUA 124.9 12 121.9 8

WIB FY15 cash earnings lower from derivative adjustments1 and lower impairment benefits 108 Cash earnings movement ($m) Movement FY15 – FY14 Cash earnings  12% FY15 was impacted by methodology changes to derivative adjustments1 that reduced cash earnings by $85m. Excluding this impact, WIB cash earnings were down 7% Lower cash earnings also reflects lower impairment benefit of $39m compared to $135m in FY14 Core earnings  7% Excluding the impact of derivative adjustments1, core earnings were 1% lower Net interest income  1% Average interest-earnings assets up 7%, with growth supported by a 12% lift in lending. Loan growth was offset by margin compression as competitive pressures continue Deposit income lower from margin compression due to competition for higher LCR value deposits Net interest margin  15bps Institutional margins continue to be impacted by high levels of liquidity from global quantitative easing and competition for high quality liabilities Non-interest income  1% Excluding the impact of derivative adjustments1, non-interest income was up 7%, supported by a lift in markets income in both sales and trading Expenses  10% Lift in expenses reflects investment in the business, including capabilities in Asia and meeting regulatory requirements Impairment benefit  71% FY15 impairment benefit of $39m was $96m lower compared to FY14 benefit, mainly due to a lower benefit from CAPs and write-backs and recoveries Down 12% Core earnings movement ($m) Down 7% Impairment benefit ($m) 135 (Down 7% ex-derivative adjustments) (Down 1% ex-derivative adjustments) 1 In 1H15 changes were made to derivative valuation methodologies, which include the first time adoption of a FVA for the fair value of derivatives. The impact of these changes resulted in a $122m charge pre-tax ($85m post tax) which reduced non-interest income. 1,467 (13) 110 (122) (115) (96) 55 1,286 FY14 Net II Non-II (BAU) Non-II (Derivative adjustments) Expenses Impairments Tax & NCI FY15 1,954 1,814 (13) 110 (122) (115) FY14 Net II Non-II (BAU) Non-II (Derivative adjustments) Expenses FY15 88 39 FY13 FY14 FY15

WIB 2H15 cash earnings and core earnings up 6% 109 Movement 2H15 – 1H15 Cash earnings movement ($m) Cash earnings  6% 1H15 was impacted by methodology changes to derivative adjustments1 that reduced cash earnings by $85m and was not repeated in 2H15 Excluding this impact, WIB cash earnings were down 7% Core earnings  6% Excluding the impact of derivative adjustments1, core earnings were 7% lower Net interest income  3% Average interest-earnings assets (AIEA) down 3%, mainly due to lower trading securities Loan growth 6%, offset by margin compression as competitive pressures continue Deposit income lower, as WIB continued to shift towards higher LCR value deposits Net interest margin  2bps Asset spreads lower from competitive impact of global liquidity Deposit spreads impacted by competition for high LCR value deposits Interest income on capital also lower Non-interest income  18% Excluding the impact of derivative adjustments1, non-interest income was down 1% FX customer sales maintained strong 1H15 performance, fixed income sales lower Trading income lower Expenses  7% Lift in expenses reflects investment in the business, including capabilities in Asia, meeting regulatory requirements and customer service systems Impairment benefit  23% Impairment benefit of $17m, down $5m, reflecting a small increase in new IAPs Core earnings movement ($m) Down 13% Up 6% Down 9% Up 6% (Down 1% ex-derivative adjustments) (Down 7% ex-derivative adjustments) (Up 4% ex-derivative adjustments) (Down 7% ex-derivative adjustments) 1 In 1H15 changes were made to derivative valuation methodologies, which include the first time adoption of a FVA for the fair value of derivatives. The impact of these changes resulted in a $122m charge pre-tax ($85m post tax) which reduced non-interest income.

Innovative solutions and service, capabilities and insights from Australia’s leading institutional bank 110 Australia’s leading institutional bank Delivering in targeted areas Innovative solutions for customers Focus on service leadership Global Currency Card for all brands – 40% uptake via online / mobile, leveraging leading FX capabilities for consumer and business banking customers Corporate Mobile App – Allows customers to track payments via smartphone. Almost 8,000 customers downloading the app over the year Get Onboard program – Reduced time taken to onboard financial markets customers by more than 47%5 eFX facilitation – 77% of FX sales revenue facilitated through digital channels, up from 63% in FY14 QuickWeb for Schools – innovative online solution that makes it easy for schools and parents to manage a variety of schools based and extra-curricular payments. Currently utilised by 35 independent schools Superannuation solutions – Quick Super gateway and clearing house solutions allows superannuation funds and employers to enhance their efficiency through automation of payments and administration processes. 72,000 employers are using the service either directly or through a fund, up from 41,000 at 1H15 Australia’s leading infrastructure bank – WIB was the lead arranger of debt financing for 6 of the 8 infrastructure deals that we participated in. Infrastructure revenue up 44% FY15/FY14 Strong capabilities in M&A – Originated 14 new to bank M&A clients and 4 IPO finances in FY15 WIB / Australian business, wealth and consumer partnership – 6% partnership revenue growth over the year. 13% growth in retail FX Asset finance – leveraged Lloyds operating lease capability, with revenue up 11% (up 27% FY15/FY14) 90% of the ASX Top 100 bank with Westpac Institutional Bank Customer focussed business with 80% of WIB revenue from customer business1 Number 1 Lead Transactional Bank for an unparalleled 12 years awarded by Peter Lee Associates survey2 No.1 Australian Bank for FX Globally awarded by Euromoney FX poll 20153 Strong track record of partnering with customers to deliver innovative solutions FY15 revenue composition4 (%) 1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, derivative valuation adjustments and Hastings. 2 Peter Lee Associates Large Corporate and Institutional Transactional Banking Survey Australia. Rank vs. top 4. Quantitative measures from 602 votes in 2015. Westpac ranks no.1 for citations as ‘lead’ transactional bank from 2004-2015. Westpac ranks no.1 in the Peter Lee Associates relationship strength index score across the total respondent base. 3 Euromoney FX Poll, 2015. Measure of market share from 3,794 FX industry votes. 4 Excludes a charge for $122m from methodology changes to derivative valuations. 5 Financial Market Fund client average onboarding time

Asian operations support customer and financial flows between Asia and Australasia 111 Enhancing our Asian presence - key milestones in FY15 Key product and customer areas Deepened existing customer relationships Strong customer acquisition taking total to above 500 Facilitating the connectivity strategy with 30% of Asian customers executing transactions with Westpac in Australia Leading insights into the region for customers, including Westpac MNI China Consumer Sentiment survey Expanded product range and capabilities Expanded Financial Market product capabilities, including commodity derivatives and interest rate derivatives ATM Alliance signed with DBS Bank Ltd One banking platform across Asia Commenced digital investments/programs Focus on risk management Portfolio credit quality maintained while growing the balance sheet Westpac in Asia Integral part of Westpac’s institutional bank leadership in Australia and NZ Foundational capabilities Transactional banking Market leader in AUD/CNY Trade and financial markets Established position in 6 Asian locations with focus on key growth corridors Built capacity and capability, with 500 employees across the region Asia lending currently represents around 2% of the Westpac balance sheet Trade Finance Structured Asset Finance Structured Commodity Finance Global Capital Markets Premium Banking Corporate & Institutional Banking

Solid customer flows and activity in core WIB businesses 112 Customer revenue $1,264m, down 3%, with solid customer flows impacted by lower margins. Customer revenue up 2% FY15/FY14 Lending revenue 4% lower – WIB continues to support customers across industries, however high levels of global liquidity continue to pressure asset margins Deposit revenue 6% lower as move to LCR environment increases competition for higher LCR value deposits Sales and fee income in line with 1H15, with FX maintaining strong sales performance. Fixed income sales revenue lower Customer revenue Financial Markets customer activity Financial Markets customer sales revenue ($m) 1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, derivative valuations and Hastings. Customer revenue1 2H15 ($m) WIB net loans and deposits ($bn) Solid volume growth Lending up 6% (up 12% FY15/FY14) Corporate and institutional lending up 3% Securitisation up 38% supporting financial services customers Deposits up 3% (down 1% FY15/FY14) Increase in transactional and investment accounts, short term deposits lower Strong customer flows in Financial Markets, particularly in FX FX customer sales revenue matched strong 1H15 performance, as ongoing market volatility in core currencies continued to drive hedging activity Continued development of the WIB and Australian business, wealth and consumer partnership Fixed income sales, mainly interest rate hedging products, were lower reflecting slower customer flows consistent with the more stable interest rate environment and fewer large financing transactions 184 104 203 114 204 92 FX Fixed Income 2H14 1H15 2H15 554 228 482 Lending Deposits Sales and fees 66.2 78.1 70.1 75.0 74.4 77.4 Net loans Deposits 2H14 1H15 2H15

Institutional bank asset quality remains sound 113 WIB continues to benefit from strong risk management disciplines, recording impairment benefits in the last six halves 2H15 impairment benefit of $17m, $5m lower, reflecting a small increase in individually assessed provisions (IAPs) compared to 1H15, mainly related to mining-related services FY15 impairment benefit of $39m, $96m lower compared to FY14, mainly due to a lower benefit from CAPs and write-backs and recoveries. Write-backs and recoveries continue to offset new IAPs The level of stress in the portfolio has been relatively stable, with an increase in stressed assets to TCE of 5bps to 73bps Remains below the long term average of approximately 2% The impact of declining global commodity prices has seen a small number of customers in the mining and mining-related business services sectors downgraded over the second half, however asset quality in the institutional portfolio remains sound Stressed exposures as a % of TCE Impairments: (charges) / benefits ($m) New IAPs Write-backs and recoveries Change in CAP Total impairment benefit / (charge)

Westpac New Zealand delivers another disciplined performance 114 1 RBNZ September 2015. Net interest margin (%) ROTE (%) Cash earnings movement (NZ$m) Impairment charges (NZ$m) Up 6% Key financial metrics FY15 - FY14 (NZ$m) Cash earnings  6% Up $52m to $916m Core earnings  7% Up $85m to $1,307m with 7% revenue growth Net interest income  8% Up $120m to $1,712m Disciplined asset growth with 6% in home lending, 9% business lending. Above system growth in business lending credit cards1 5% deposit growth with at call deposits up 15% driven by the ongoing success of online savings deposits up 19% Net interest margin  4bps Asset spread compression due to competitive pricing for new business and continued customer preference for lower margin fixed rate housing Increased deposit spreads driven by growth in transaction accounts and repricing Lower wholesale funding costs and higher Treasury income Non-interest income  3% Wealth income up 14% driven by growth in FUM and FUA, in particular Kiwisaver Revenue from asset sales was largely offset by lower credit card revenue mostly from the cost of the Air New Zealand Airpoints loyalty program introductory offer Expenses  6% Increase driven by investment spending as well as annual salary increases Impairment charges  large Impairment charges up $21m from a low FY14 charge supported by high write-backs Up 4bps New Zealand 23.5 21.1 26 47 FY13 FY14 FY15 117

Cash earnings up 8% from revenue growth 115 1 RBNZ September 2015. Cash earnings movement (NZ$m) Up 2% Up 8% Key financial metrics 2H15 - 1H15 (NZ$m) Cash earnings  8% Cash earnings of $475m up $34m Core earnings  4% Up $27m to $667m driven by a 5% increase in revenue Net interest income  6% Up $48m to $880m Lending up 4% with solid housing growth and above system growth in business lending and credit cards1 Deposits up 1%, good growth in targeted segments, maintained deposit to loan ratio above 75% Net interest margin  4bps Asset spreads declined mainly reflecting continued intense competition, particularly in fixed rate housing and business term lending Deposit spreads improved driven by active rate management Lower wholesale funding costs and higher treasury income Non-interest income  2% Wealth income improved, driven by continued growth in FUM and FUA, in particular Kiwisaver Higher revenue from asset sales was largely offset by lower credit card revenue mostly from the cost of the Air New Zealand Airpoints loyalty program introductory offer Expenses  6% Increase driven by investment spending and annual salary increases Impairment charges  48% Asset quality improved with 90+ days mortgage delinquencies a low 14bps Key financial metrics 2H14 1H15 2H15 Change on 1H15 Revenue (NZ$m) 1,049 1,077 1,129  5% Margins (%) 2.27 2.29 2.33  4bps Expense to income (%) 40.7 40.6 40.9  34bps Customer deposit to loan ratio (%) 76.5 77.3 75.2  211bps ROTE (%) 20.9 22.8 24.1  126bps New Zealand

Investment delivering improvement in key operating metrics and enhancing the customer experience 116 1 Digital applications are exclusive of Air New Zealand Airpoints credit card applications. 2 Digital housing applications excludes online broker applications. 3 Refer slide 146 for wealth metric definition. Key performance metrics Everyday banking, changing how customers bank New Zealand 2H14 1H15 2H15 Change on 1H15 Customers (#m) 1.31 1.32 1.34 2% Active digital customers (#’000) 661 679 705 4% Digital housing applications2 (NZ$m) 280 297 470 58% Digital log-ins (#m) 59 64 73 14% Total branches 193 190 189 (1%) Smart ATMs % of ATM network 21 23 24 1ppt Deposits through Smart ATMs (%) 28 33 34 1ppt Customers with a wealth product3 (%) 27.3 28.0 28.2 15bps FUM (NZ$bn) 5.5 6.0 6.5 8% FUA (NZ$bn) 1.7 1.9 2.0 5% Women in leadership (%) 44 45 46 1ppt Digital leadership driving the service revolution Providing enhanced flexibility with 24/7 capability for customers 49% of branches now include 24/7 banking lobbies Expanded the fleet of Smart ATMs (up 6%) to 152 34% of deposits are now made via Smart ATM Branch deposits down 5% Enhanced digital applications are helping customers to interact with the bank on their terms Digital applications1 rose 15% Online housing applications of $470m (up 58%) Launched online card pinning capability. Enabling Air New Zealand Airpoints credit cards to be allocated a PIN without customers entering a branch % of deposits through Smart ATMs Branch deposits (#’000’s) Digital applications (#’000’s)1 Digital housing applications ($m)2 2,402 2,135 2,019 2H14 1H15 2H15 Down 5%

Significant FY15 milestones 117 Recognition for digital leadership continues Expanded market share over 1ppt to 23.8%1 Over 57,000 new credit card accounts 37% of accounts were new to bank customers Launched a market first Airpoints debit card Existing customers able to complete all elements of the debit card application, including obtaining PIN, online Expanding this capability to new customers from November 2015 Westpac was retained as the main banking provider to the New Zealand Government and its 36 key agencies after a competitive tender process The eight year contract extends Westpac New Zealand’s relationship with Government to more than 30 years Developing technology with NZ Government to reduce processes and assist with payments 78% of customers migrated, 56% of which choose to access via mobile devices 16.7m logons per month, up 64% since launch Following the launch of the new platform digital applications are Up 51%, on average, across cards, personal loans and home lending 34% of total applications are now online 84% are being conditionally approved instantly online New Zealand FY15 account and customer growth (% of total) 1 RBNZ September 2015. 2 Source Canstar New Zealand April 2015 Awarded 2015 Canstar Best Online Bank in New Zealand2 “Westpac One has topped the scores in almost all online banking and website features we looked at to provide a user-friendly online banking service whether your weapon of choice is a desktop computer, smartphone or tablet.”2 New online platform Active online customers (#’000) 661 679 705 2H14 1H15 2H15 15 85 Total New Zealand net customer growth Airpoints related Other 37 63 Credit card accounts Existing New to bank

Delivering returns whilst optimising the balance sheet 118 Cash earnings (NZ$m) Core earnings (NZ$m) Net interest margin (%) Expense to income ratio (%) FUM and FUA spot balances (NZ$bn) Deposit to loan ratio (%) New Zealand

Asset quality in good shape 119 1 Large reduction in stressed exposures from Sep 2011 to Sep 2012 due primarily to transfer of WIB assets during 2012. Business stressed exposures as a % of New Zealand business TCE Movement in impairment charges (NZ$m) Consumer delinquencies improved further in 2H15 Mortgage delinquencies 90+ days down 11bps to 0.14%, near historical lows Other consumer loans delinquencies 90+ days down 26 bps to 0.55% Total business stressed exposures as a percentage of business TCE down 20bps to 3.36% Business impaired exposures decreased to 0.80% of business TCE, down 27bps mostly due to the movement of a single exposure Watchlist and substandard exposures at 2.40%, up 8bps Impairment charges decreased NZ$15m from a lower CAP charge reflecting both seasonal delinquency patterns and recent economic events in addition to lower IAP charges New Zealand 1 0.2 22 31 16 (1) (4) (8) (2) 2H14 1H15 CAP changes & other Writeback + recoveries New IAPS Write- Offs 2H15 Down 48% 22.1 20.7 20.6 7.1 4.9 24.5 Property Manufacturing Agriculture, forestry & fishing Wholesale trade Mining Other

Westpac New Zealand underweight in agriculture 120 1 RBNZ September 2015. 2 Includes impaired exposures. Agriculture lending comprises 7.9% of TCE Agriculture portfolio is sound with stressed and impaired asset levels a reflection of good credit management and stage of cycle Growth in dairy exposure mainly from existing customers Provisioning sound including a management overlay Global dairy prices have recently recovered from historic lows Underweight agriculture with market share 12.3%1 Agriculture portfolio Agriculture exposure and measures of stress TCE by portfolio (%) Agriculture portfolio (TCE) by sector (%) New Zealand Agriculture portfolio Mar-15 Sep-15 Total committed exposure (TCE) $7.3bn $7.8bn Agriculture as a % of TCE 7.7% 7.9% % of portfolio graded as ‘stressed’2 2.88% 3.92% % of portfolio in impaired 0.33% 0.34% New Zealand

Pacific Highlights Papua New Guinea (PNG) and Fiji grew customers by 63,373 (15%) on prior year through the ‘Everywhere Banking’ program The successful launch of mobile banking in PNG saw 44,315 customer registrations since inception. Customers now have a convenient way to transfer funds, check balances and top up via their mobiles without stepping into a branch Westpac Pacific cash earnings up 3% 121 Cash Earnings movement ($m) Movement 2H15 – 1H15 Cash earnings  3% Lift in non-interest income and favourable FX impacts 2H15 included approximately three months of earnings from Cook Islands, Samoa and Tonga Net interest income - 0% Loan growth in Fiji and favourable FX impact offset by the sale of operations in Cook Islands, Samoa and Tonga Non-interest income  7% Increase in FX income in PNG and favourable FX translation impact Expenses  8% Most of the increase was due to costs associated with the sale of operations in Cook Islands, Samoa and Tonga and adverse FX impacts Impairment charges  $3m Asset quality maintained across with the region, with a modest decline in impairment charges Up 4% Up 3% Sale of operations in Pacific Island Nations In July 2015, Westpac announced that it had sold its banking operations in Cook Islands, Samoa and Tonga to the Bank of South Pacific Limited for A$91 million. The gain on sale of $0.8 million was included in 2H15 non-interest income. The three banking operations sold contributed $4 million to cash earnings in FY15 and $8 million in FY14 The sale of operations in the Solomon Islands was completed on 30 October 2015, while the proposed sale of Westpac’s Vanuatu operations has not yet proceeded Westpac will retain operations in Fiji and PNG, as part of our growth plans in these larger markets. These markets are closely tied to Asia, Australia and New Zealand with strong flows of capital, trade, and migration between these regions 0

Economics

Australian and New Zealand economic forecasts 123 Key economic indicators1 (%) as at October 2015 Calendar year 2013 2014 2015f 2016f World GDP 3.3 3.4 3.0 3.6 Australia GDP 2.1 2.7 2.2 2.7 Private consumption 1.7 2.4 2.5 2.9 Business investment2,3 -4.0 -4.8 -7.0 -6.5 Unemployment – end period 5.8 6.2 6.3 6.0 CPI headline – year end 2.7 1.7 2.2 2.2 Interest rates – cash rate 2.5 2.5 2.0 2.0 Credit growth, Total – year end 3.8 5.8 6.1 5.6 Credit growth, Housing – year end 5.4 7.0 7.3 6.2 Credit growth, Business – year end 1.6 4.7 4.9 5.2 New Zealand GDP 2.2 3.3 2.2 1.8 Unemployment – end period 6.1 5.7 6.4 6.3 Consumer prices 1.6 0.8 0.5 1.9 Interest rates – official cash rate 2.5 3.5 2.25 2.0 Credit growth – Total 4.2 4.6 5.9 5.2 Credit growth – Housing 5.2 5.1 5.5 5.5 Credit growth – Business 3.1 3.7 6.4 4.8 1 Source: Westpac Economics. 2 GDP and component forecasts updated following the release of quarterly national accounts. 3 Business investment adjusted to exclude the effect of private sector purchases of public assets.

Fiscal and monetary flexibility remain 124 GDP well placed relative to other developed economies Net public debt levels as a % of GDP 2013 Sources: OECD, Westpac Economics. Sources: IMF, Westpac Economics. % growth, year-ended Sources: OECD, Westpac Economics. Major countries’ policy rates (%) Real GDP growth (%) RBA still has capacity to reduce rates further Fiscal position remains sound Australian unemployment rate is expected to remain little changed Sources: RBA, OECD, Westpac Economics. Major countries unemployment rate (%) 0 2 4 6 8 10 12 14 Jun-99 Jun-03 Jun-07 Jun-11 Jun-15 Australia Canada UK US Euro %

Australian economy adjusting well to lower commodity prices and mining investment 125 Lower rates support housing activity and flow on effects Non-resource exports approaching 50% share Terms of trade returning to a sustainable level Lower AUD is providing some cushion Sources: RBA, Westpac Economics. latest: 72.7 Westpac forecasts Sources: ABS, Westpac Economics Sources: ABS, Westpac Economics Dwelling approvals (6 month sum, annualised) Sources: ABS, Westpac Economics 0 10 20 30 40 50 60 70 80 Aug-01 Aug-03 Aug-05 Aug-07 Aug-09 Aug-11 Aug-13 Aug-15 Vic NSW SA WA Qld ’000 40 60 80 100 120 40 60 80 100 120 Jun-51 Jun-61 Jun-71 Jun-81 Jun-91 Jun-01 Jun-11 index index Terms of trade, goods & services Historic average -40 -20 0 20 40 60 80 100 Aug-09 Aug-11 Aug-13 Aug-15 Non-resources Resources % ann +8.5%yr – 7.4%yr 8 10 12 14 16 18 20 Aug-09 Aug-11 Aug-13 Aug-15 Non-resources Resources $bn/mth Non - resource exports approaches 50% share

Lower Australian dollar supporting rebalancing of the economy 126 Consumer related industries rising Australian dollar lower against major currencies Positives Negatives A critical buffer to external shocks Australia’s commodity prices –26.3%yr in USD terms but only –5.3% in AUD terms Assists economy’s transition from mining to non-mining driven growth Lifts AUD prices for non-mining commodity exporters (e.g. rural +8.2%yr) Improves competitiveness of export and import-competing sectors, including services Clear lift to inbound and domestic tourism and education sectors an important driver of service sector jobs growth Investment in these sectors also starting to pick up Impact on sentiment both within and towards Australia Is a reduction in the purchasing power of Australian incomes Pushes up the cost of imports – including capital equipment Generates short term inflationary pressure, though this is often absorbed by importers Can cause funding issues but Australia’s external debt risk is mostly hedged International services turn on lower AUD * Includes Financial services $3.6bn, IT & Telecomm $2.4bn, Intel. property rights $1.1bn and Other $9.7bn. Source: ABS, Westpac Economics Source: ABS, Westpac Economics Source: RBA, Westpac Economics +6%yr –9%yr –5%yr +10%yr Australian dollar, change last 18mths (%) Consumer spending vs industry activity (ann %) -25 -20 -15 -10 -5 0 5 USD CNY KRW GBP CHF SGD JPY CAD EUR NZD 0 2 4 6 8 10 Jun-85 Jun-93 Jun-01 Jun-09 exports imports $bn travel * * i ncludes education exports 0 2 4 6 8 10 Jun-85 Jun-93 Jun-01 Jun-09 exports imports $bn n on - travel -4 -2 0 2 4 6 -4 -2 0 2 4 6 Jun-91 Jun-95 Jun-99 Jun-03 Jun-07 Jun-11 Jun-15 ann% ann% consumer spending industry output consumer-related sectors* * retail , hospitality, household services

Tourism benefiting from lower Australian dollar 127 Accommodation / resort projects (June 2015) International arrivals in Australia (millions) Sources: ABS, Westpac Economics 1 Source: Tourism Research Australia. 2 Source: Australian Bureau of Statistics. Australia’s 3rd largest export Tourism is Australia's third largest export, and its largest service export. The lower Australian dollar has Improved Australia’s attractiveness as a holiday destination for both foreigners and locals. Inbound arrivals are up 15% over last 2yrs; outbound growth has slowed to 3% from 9% avg over previous 5yrs Supported a pick-up in jobs growth, with tourism directly adding an estimated 42,000 jobs over the last 3yrs (+7.7%) after holding flat over the previous 5yrs Starting to drive a lift in investment in the hotel sector Sector is also capitalising on strong Chinese demand. Short term arrivals from China up 20% in the year to August 2015 to 953,000 Many overseas visitors now have spending power 20-30% greater than two years ago. In the last financial year, international investors spent a record $33.4 billion, up 10%1 Hotel occupancy rates are 82% in Sydney and Melbourne, comfortably above average. Rates in holiday areas such as Cairns and Port Douglas are rising significantly. Room rates are also up The lift is starting to drive a pick-up in investment in the tourism industry. In Queensland, the possible pipeline is almost $17bn. A pick-up is long overdue – the average age of the capital stock in the sector is 17.5 years2, the first time in 38 years has been older than the capital stock of the rest of the economy State Project Comment $bn Qld Aquis project, casino & resort Possible 8.2 Airlie beach resort, inc. gaming Possible 5.0 Great Keppel Island resort, redevelopment Under consideration 2.0 Jewel development Under construction 1.0 Capricorn Integrated resort Under consideration 0.6 NSW Crown, casino & hotel, Barangaroo Approval granted 2.0 Darling Harbour, hotel, Lend Lease Possible 0.5 WA Crown Towers Perth, gaming & hotel Under construction 0.6 0.0 0.5 1.0 1.5 2.0 2.5 0.0 0.5 1.0 1.5 2.0 2.5 Jun 91 Jun 95 Jun 99 Jun 03 Jun 07 Jun 11 Jun 15 mn mn Asia, ex - China Annual arrivals, financial years Europe China NZ US Other 2014/15: +21% vs 3 yrs ago

Australian labour market: services sectors creating the vast bulk of new jobs 128 Australian employment by sector (2014/15, %) Around 80% of Australian jobs are in the services industries Source: ABS 11.8 million employed 1 The Australian Industry Group Australian Performance of Services Index is a leading indicator of services activity in the Australian economy. The Australian PSI is a seasonally adjusted national composite index based on the diffusion indices for sales, orders/new business, deliveries, inventories and employment with varying weights. An Australian PSI reading above 50 points indicates that services activity is generally expanding; below 50, that it is declining. The distance from 50 is indicative of the strength of the expansion or decline. Results are based on a sample of around 200 companies each month. Australia is a world-class provider of a range of services, such as telecommunications, travel, banking and insurance The services sector represents about 70% of Australia's GDP and employs four out of five Australians Health is the biggest employer with over 12% of the country’s 11.8 million jobs The Performance of Services Index1 in Sep 15 was 52.3 - a reading over 50 means the biggest employment sector in the country is expanding Growth in employment in the non-mining sectors is more than offsetting the contraction in mining employment, with the gains focused in consumer-related or business services sectors In the year to August, 242,000 jobs were created in Australia, or 2.2% p.a. growth across the economy More than 108,000 new jobs in health care and education The next best performer was professional and technical services, which added 100,400 jobs over the year Mining, agriculture and utilities shed 34,700 jobs in the year 2 8 9 6 14 13 12 8 6 4 15 3 Mining Manufacturing Construction Transport, Utilities Wholesale, Retail Household services Health, Social Assistance Education Public Administration Finance Business services Agriculture

In 2015: jobs outstrips population growth (% ann) Australian labour market: services sectors creating the vast bulk of new jobs (cont.) 129 Sources: ABS, Westpac Economics. Australia: employment by sector (annual change, ’000) Sources: ABS, Westpac Economics. Source: ABS, Westpac Economics Cumulative change in industry employment (‘000) -4 -2 0 2 4 6 -4 -2 0 2 4 6 Sep-87 Sep-91 Sep-95 Sep-99 Sep-03 Sep-07 Sep-11 Sep-15 % ann % ann employment population, working age Population: 1.5%yr Jobs: 2.0%yr -75 -50 -25 0 25 50 75 100 125 Finance & real estate Manufacturing Agriculture Retail Mining Utilities Government Construction Wholesale & transp. Leisure & hospitality Business services Health & education change in employment Q2, Q3 2014 Q2, Q3 2015 -200 -100 0 100 200 300 400 500 600 700 Jun-09 Aug-11 Oct-13 Dec-15 household services mining construction goods distribution ‘000 -200 -100 0 100 200 300 400 500 600 700 Jun-09 Aug-11 Oct-13 Dec-15 public admin business services manufacturing other ‘000

Australia’s population growth 130 Population growth (%) Sources: UN, Westpac Australia’s population is just over 23 million and growing at a comparatively rapid pace Population growth was 1.4% in 2014, at the lower end of growth over the last decade which has ranged from 1.3% to 2.2%, but in line with Australia’s long run average pace of 1.4% and above world population growth of 1.2% Australia’s population growth has been much stronger than that seen in most advanced economies, many of which are seeing static or even declining populations Also strong compared to population growth in many emerging economies The growth of Australia's population has two main components – natural increase (the number of births minus the number of deaths) and net overseas migration Natural increase and net overseas migration contributed 45% and 55% respectively to total population growth in the 12 months to March 2015 Australia is very much a migrant country Approximately one-third of the population was born overseas Overall, the proportion of overseas-born residents from European countries of birth is declining, while the proportion of migrants coming from Asia is increasing -0.5 0.0 0.5 1.0 1.5 2.0 -0.5 0.0 0.5 1.0 1.5 2.0 Germany Hungary Poland Greece Japan Netherlands China France Italy UK Sweden US Canada New Zealand Spain India Indonesia Australia % % *average 2005 - 10 world

Australian state economies shift in growth with NSW the pace setter 131 NSW POPULATION 7.6 million SIZE OF ECONOMY 31% of Australian GDP GROWTH 2.5% estimate for 2014/15 2.7% forecast for 2015/16 HOUSE PRICES Sydney house prices up 16.7%yr to Sep-15 QLD POPULATION 4.8 million SIZE OF ECONOMY 19% of Australian GDP GROWTH 2.0% estimate for 2014/15 3.8% forecast for 2015/16 HOUSE PRICES Brisbane house prices up 4.5%yr to Sep-15 VIC POPULATION 5.9 million SIZE OF ECONOMY 22% of Australian GDP GROWTH 2.2% estimate for 2014/15 2.2% forecast for 2015/16 HOUSE PRICES Melbourne house prices up 14.2%yr to Sep-15 WA POPULATION 2.6 million SIZE OF ECONOMY 16% of Australian GDP GROWTH 3.2% estimate for 2014/15 1.5% forecast for 2015/16 HOUSE PRICES Perth house prices down 0.9%yr to Sep-15 SA POPULATION 1.7 million SIZE OF ECONOMY 6% of Australian GDP GROWTH 1.4% estimate for 2014/15 1.5% forecast for 2015/16 HOUSE PRICES Adelaide house prices down 0.3%yr to Sep-15 Domestic demand growth is shifting from the mining states of WA and Qld, to NSW and, to a lesser extent, Victoria 1 in 3 Australians live in NSW, with a similar number spread across WA and Qld, some 25% are in Victoria, and 12% reside in the smaller states and territories The downturn in mining investment and in global commodity prices is being particularly hard felt in WA and Qld, with per capita consumer spending growth now quite weak In Victoria, structural change associated with the recent high level of the Australian dollar has been a significant headwind, with a number of large manufacturers announcing their intended exit from Australia In contrast, the NSW economy, held back by the high interest rates prevailing during the mining boom, has responded strongly to low rates. Home building is in a catch-up phase and consumer spending growth is above trend, supported by gains in population, house prices and wage incomes The exchange rate plays a key role in adjusting to swings in global commodity prices and in facilitating a rebalancing of growth between the mining and non-mining sectors of the economy Sources: ABS, CoreLogic RP Data, Westpac Economics

Credit growth picking up at a modest pace 132 Sources: Westpac MI, NAB, Westpac Economics. Business confidence and consumer confidence (net balance) Australian private sector credit growth (% ann) Sources: RBA, Westpac Economics. % annual % annual After a weak 2014, consumer sentiment initially responded positively to the RBA’s February rate cut but has since shown renewed fragility Change in Federal Government leadership provided a modest lift and job loss fears have started to abate but consumer views on housing have weakened notably Business confidence has been more resilient in 2015, although financial market volatility and China growth concerns have had an impact. Surveys of business conditions however, have solidly improved, pointing to an improving non-mining economy although outcomes vary across industries Credit growth lifted to over just over 6% in the year to August 2015 with both housing and business responding to lower interest rates Credit growth is expected to slow somewhat from 6.1% in 2015 to 5.6% in 2016 as business credit growth holds up at around 5.2% (albeit with a modest rebalancing away from property) and housing credit growth slows from 7.3% to 6.2% as regulatory constraints on investor housing continue to have an impact

Australian housing market sound fundamentals 133 Sources: ABS, Westpac Economics. Sources: REIA, Westpac Economics. Australian housing market continues to face a significant structural undersupply Persistently low levels of new building over the last decade has combined with a strong migration-led burst in population growth over the last 15yrs Australia’s annual population increase lifted from around 200,000 a year in the 1950s-1990s to over 350,000 in the last 4 years. Construction has been adding about 132,000 new dwellings net of demolitions over the same time More recently, new construction has increased to a relatively high level with net additions expected to track around 170,000 dwellings a year. Population growth has also moderated although annual gains remain around 350,000 The mix will see pockets of excess dwelling stock, although pre-existing shortages remain significant, particularly in Sydney Population versus dwelling stock (annual average change ‘000) Residential rental vacancy rates (%) % 2.8 1.9 3.0 0 1 2 3 4 5 6 7 Sep-85 Sep-90 Sep-95 Sep-00 Sep-05 Sep-10 Sep-15 Australia Sydney Melbourne investor housing boom 210 226 187 236 196 300 354 77 98 114 125 136 125 132 1950s 1960s 1970s 1980s 1990s 2000s last 4 years population dwelling stock* * net of demolitions – implied by Census data; Westpac estimates

House price growth and activity sees some moderation, wide range of conditions 134 1 Sources: ABS, Westpac Economics. Sources: ABS, CoreLogic RP Data, APM, Residex, Westpac Economics. Price growth has picked up in recent months, accelerating to 11.9%yr nationally in September. Activity remains mixed across geographies and market segments Growth rates continue to vary widely between capital cities1 Sydney up 16.7%yr; average since 2007: 6.7% Melbourne up 14.2%yr; average since 2007: 5.4% Brisbane up 4.5%yr, average since 2007: 1.0% Perth down 0.9%yr, average since 2007: 0.8% Housing credit growth is currently holding steady at 7.5%yr, with net credit growth still being tempered by high levels of repayment. Net of funds accumulating in offset accounts, growth is closer to 6% (RBA estimate) Capital city dwelling prices Sources: RBA, Westpac Economics. Housing credit momentum Sydney dwelling prices vs rest of Australia (ratio of weighted medians) Sources: ABS, CoreLogic RP Data, APM, Residex, Westpac Economics. 7.3 5.3 10.4 0 4 8 12 16 20 24 28 32 36 Aug-01 Aug-03 Aug-05 Aug-07 Aug-09 Aug-11 Aug-13 Aug-15 Total Owner-occupier Investor 6mth %change, annualised 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Sep-80 Sep-85 Sep-90 Sep-95 Sep-00 Sep-05 Sep-10 Sep-15 % Sydney ratio to other major capital cities -20 -10 0 10 20 30 Oct-09 Oct-10 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 % Sydney Melbourne Brisbane Perth * 6mth annualised growth rates, all dwellings, composite of all measures, seasonally adjusted

Investment property lending remains buoyant 135 Sources: ABS, Westpac Economics. Investor housing yields vs shares, deposits Housing finance approvals: value of housing finance ($bn/mth) $bn/mth Investor activity has been buoyant, responding to low vacancy rates, solid rental yields, and low interest rates, including low fixed rates offering attractive opportunities to hedge interest rate risk Gross rental yields are attractive compared to returns on other asset classes, many of which exhibit greater volatility New investor loans currently account for almost 40% of the value of total housing loan approvals – while that is high, activity is coming from a relatively low starting point. Regulators have moved to contain growth in this sector and signs are that it has been effective Total market turnover remains below recent peaks and well below the levels seen in 2002-03, when activity was clearly overheating (high levels of turnover are often associated with increased speculative activity) Sources: REIA, RBA, Westpac Economics. Dwelling turnover *quarterly Sources: CoreLogic RP Data, ABS, FIRB, Westpac Economics 0 2 4 6 8 10 Sep-95 Sep-99 Sep-03 Sep-07 Sep-11 Sep-15 %pa rental yield* ASX 200 dividend yield 1yr term deposit *gross yield, median rent on 2bdrm unit as % of median unit price 0 20 40 60 80 100 120 140 160 180 200 Sep-95 Sep-99 Sep-03 Sep-07 Sep-11 Sep-15 thousands estimated investor purchases all dwellings units FIRB approvals

Australian households A cautious approach to household finances 136 Sources: ABS, RBA, Westpac Economics. Australian households: debt to income ratio (%) Household savings rate (% income) Consumer survey: ‘Wisest place for savings’ Sources: ABS, Westpac Economics. Sources: Melbourne Institute, Westpac Economics. includes funds held in mortgage offset accounts –25pts since peak % Sources: CoreLogic RP Data, Residex, Westpac Economics. Housing affordability: all dwellings if mortgage rate was 1% higher % 0 10 20 30 40 50 60 70 0 10 20 30 40 50 60 70 Sep-97 Sep-00 Sep-03 Sep-06 Sep-09 Sep-12 Sep-15% % shares real estate deposits pay down debt 8.8 -3 0 3 6 9 12 15 Jun-91 Jun-95 Jun-99 Jun-03 Jun-07 Jun-11 Jun-15 % income

Areas of interest: The Sydney housing market 137 Sydney population growth vs dwelling approvals4 1 Source: ABS, December 2014. 2 Source: United States Census Bureau 2014. 3 Source: NSW Government Dept. of Planning & Environment. 4 Sources: ABS, Westpac Economics. Sydney metropolitan area historical and projected population4 Geographic distribution of Australia’s population by capital city1 *financial years 84k new Sydneysiders Sydney’s population has grown strongly over the last 10 years, supported by natural increases and strong migration inflows. In 2014, Sydney’s population grew by almost 2%, or 84,200 people This compares to the San Francisco area which added 11,331 people2, New York, which added 50,547 people2, and Los Angeles, which added 91,685 people2. Note that the existing populations in these US cities are two to five times larger than Sydney Further, greater Sydney's population is expected to grow from around 4.8 million today to approximately 6 million by 20313 1 new dwelling for every 6 new people Sydney has faced a significant structural undersupply of dwellings as new building has failed to keep pace with the rising population. At its low in 2008/09, Sydney was building only one new dwelling for every six extra people Since that time, dwelling construction has picked up but is unlikely to meet new and backlogged demand for several years, although some pockets of oversupply are likely to emerge Meanwhile, land constraints are becoming a limiting factor. Stocks of unsold vacant lots in Sydney suitable for development are low and greenfield land releases have not kept pace with recent demand 20% live in Sydney Australia’s population of 23.6 million is concentrated in the capital cities. Approximately 20% or 4.8 million people live in Sydney. A further 19% live in Melbourne, with Brisbane, Perth and Adelaide accounting for 10%, 9% and 6% of Australia’s population respectively1 Compare that to the United States, where just 3% of the population live in the country’s largest city, New York City. In the US, there are 295 cities with a population of over 100,000 people2 With the NSW economy currently outperforming all other states, it’s capital city, Sydney, is seeing strong housing demand 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 1920 1940 1960 1980 2000 2020 2040 2060 millions millions projection 0 10 20 30 40 50 60 70 80 90 0 10 20 30 40 50 60 70 80 90 1985 1990 1995 2000 2005 2010 2015 ‘000s ’000s population change dwelling approvals

Areas of interest: Sydney housing market 138 Mortgage interest rates structurally lower1 Investor housing yields versus shares, deposits2 1 Sources: RBA, Westpac Economics. 2 Sources: REIA, RBA, Westpac Economics. 3 Sources: ABS, CoreLogic RP Data, APM, Residex, Westpac Economics. Sydney dwelling prices vs rest of Australia3 4.82% mortgage rate As the Australian economy transitions from mining to non-mining led growth, the RBA has moved policy from restraining to stimulating growth in interest-rate sensitive areas of the economy Low interest rates have encouraged borrowers into the market and seen housing-related sectors, including construction, pick up Interest rates are expected to remain around current lows throughout 2015 and 2016. The average interest rate over the next 10yrs is also expected to be lower than the last 10yrs as the buildup in debt globally has created substantial headwinds for growth and inflation 4.6% average price growth last 12 years Growth in Sydney house prices over the last decade has been more modest than recent periods suggest This year Sydney house prices are up 16.7% (September), partly as the city ‘catches up’ after not participating in the price increases in other states through the second half of the 2000s The average price increase in Sydney since 2003 is 4.6%. This is broadly in line with average growth in Sydney incomes over the period In Australia, interest payments on investment properties are tax deductible, with any net loss on rental income able to be offset against other income (‘negative gearing’) Investor housing activity is buoyant, responding to low vacancy rates, solid rental yields, and low interest rates, including low fixed rates that offer the opportunity to hedge interest rate risk Gross rental yields are attractive compared to returns on other asset classes, many of which exhibit much greater volatility 10.7% investor lending growth 0 1 2 3 4 5 6 7 8 9 10 0 1 2 3 4 5 6 7 8 9 10 Sep-95 Sep-99 Sep-03 Sep-07 Sep-11 Sep-15 %pa rental yield* ASX 200 dividend yield 1yr term deposit *gross yield, median rent on 2bdrm unit as % of median unit price 2 4 6 8 10 12 14 16 18 2 4 6 8 10 12 14 16 18 Oct-80 Oct-85 Oct-90 Oct-95 Oct-00 Oct-05 Oct-10 Oct-15 Oct-20% % *assumes avg 5.2% over 2023 - 5 centred rolling 10yr avg forecast 12.6% 8.7% 6.8% 6.7% 5.2% 6.3% 4.9%* 0.8 1.0 1.2 1.4 1.6 1.8 2.0 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Sep-80 Sep-85 Sep-90 Sep-95 Sep-00 Sep-05 Sep-10 Sep-15% % Sydney ratio to other major capital cities ratio of weighted medians

New Zealand economy: growth to soften, inflation remains subdued 139 139 A slowdown in GDP growth remains on the cards for 2016, despite an improvement in recent economic indicators The New Zealand economy is facing headwinds from sluggish global trade, the levelling off of the Canterbury rebuild, and sharp declines in consumer and business confidence. The NZD, however, remains well down on its levels from the start of this year. This is boosting export earnings, and will provide a buffer from slowing global growth Softening GDP growth and low inflation saw the RBNZ cut the Official Cash Rate to 2.75%. With recent economic indicators picking up, Westpac Economics expects the next RBNZ move will be a cut in December 2015, followed by cuts in March and June 2016, taking the OCR to a low of 2% The New Zealand housing market has experienced strong gains in house prices and sales. Strength has been centred on Auckland, supported by strong population growth, and low building in recent years. There is also strong demand from developers and investors. The Auckland housing market is however expected to slow over the coming year as macro-prudential measures from the RBNZ and changes to taxation come into effect from late 2015 Housing sales in Auckland have already moderated, though house price growth remains firm. Strength in the housing market has been spreading beyond Auckland, with sales and prices rising strongly in the Waikato and Bay of Plenty regions GDP growth (%) Westpac forecast Source: Statistics NZ, Westpac Economics New Zealand house prices by region (index) Source: REINZ, Westpac Economics -4 -2 0 2 4 6 8 -4 -2 0 2 4 6 8 2000 2002 2004 2006 2008 2010 2012 2014 2016 Qtr % chg Annual average % change 80 100 120 140 160 180 200 80 100 120 140 160 180 200 Jan-07 Jan-09 Jan-11 Jan-13 Jan-15 Wellington Christchurch Other Nth Island Other Sth Island Auckland Index = 100 in 2007 Index = 100 in 2007

New Zealand economy: low inflation outlook 140 140 Net immigration (annual, ‘000s) Source: Statistics NZ, Westpac Economics CPI inflation (annual, % year) Source: Statistics NZ, Westpac Economics New Zealand Official Cash Rate (%) Source: RBNZ, Westpac Economics NZD/USD Source: RBNZ, Westpac Economics % 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 2000 2003 2006 2009 2012 2015 2018 Westpac forecasts 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Mar-00 Mar-04 Mar-08 Mar-12 Mar-16 % Westpac forecasts 0 1 2 3 4 5 6 0 1 2 3 4 5 6 2005 2007 2009 2011 2013 2015 2017 2019 %yr %yr Westpac forecasts -25 0 25 50 75 -25 0 25 50 75 2000 2003 2006 2009 2012 2015 2018 000s 000s Westpac forecasts

New Zealand economy: export markets 141 Sharp rebound in dairy prices, following weakness earlier in the year Rebound sparked in large part by Fonterra’s predictions that milk collection this season will be down by more than originally expected However the outlook for milk production remains uncertain Based on current prices, Westpac Economics expect that the payout for the current season will be $5.30/kg (higher than Fonterra’s current forecast of $4.60/kg) As well as boosting export earnings, this will mean less need for additional borrowing and cost-cutting measures than previously thought El Niño conditions have increased the risk of drought in New Zealand over coming months Previous El Niño events have led to a sharp drop in agricultural output and weak economic conditions. However since the last El Niño event in 1997/98, the structure of the agriculture sector has seen some significant changes that may mitigate the impact Activity has shifted away from sheep and beef, towards dairy, particularly in the South Island. A drought can have a neutral or even positive impact on dairy sector income, as higher milk prices offset lower volumes; in contrast, drought tends to depress both prices and volumes for meat Increased use of irrigation in areas vulnerable to El Niño GlobalDairyTrade price index Dairy payout – inflation adjusted Source: Fonterra, LIC, Statistics NZ, Westpac Source: GlobalDairyTrade 0 200 400 600 800 1000 1200 1400 1600 1800 0 200 400 600 800 1000 1200 1400 1600 1800 2 Jul 2008 6 Jul 2010 2 Aug 2011 1 Aug 2012 6 Aug 2013 5 Aug 2014 4 Aug 2015 index index $2 $3 $4 $5 $6 $7 $8 $9 $10 $2 $3 $4 $5 $6 $7 $8 $9 $10 1981/82 1989/90 1997/98 2005/06 2013/14 per kg Ms per kg Ms Westpac forecast

Full Year 2015 Financial Results Appendix & Disclaimer Financial results based on cash earnings unless otherwise stated. Refer page 144 for definition. Results principally cover the FY15 and FY14 years, including 2H15 and 1H15. Comparison of 2H15 versus 1H15 (unless otherwise stated)

Appendix 1: cash earnings adjustments 143 Cash earnings adjustment 2H14 1H15 2H15 Description Reported net profit 3,939 3,609 4,403 Partial sale of BTIM 0 0 (665) During Second Half 2015 the Group recognised a significant gain following the partial sale and deconsolidation of the Group’s shareholding in BT Investment Management. This gain has been treated as a cash earnings adjustment given its size and that it does not reflect ongoing operations Capitalised technology cost balances 0 0 354 Following changes to the Group’s technology and digital strategy, rapid changes in technology and evolving regulatory requirements a number of accounting changes have been introduced, including moving to an accelerated amortisation methodology for most existing assets with a useful life of greater than three years, writing off the capitalised cost of regulatory program assets where the regulatory requirements have changed and directly expensing more project costs. The expense recognised this year to reduce the carrying value of impacted assets has been treated as a cash earnings adjustment given its size and that it does not reflect ongoing operations Amortisation of intangible assets 77 73 76 The merger with St. George, the acquisition of J O Hambro Capital Management and acquisition of Lloyds resulted in the recognition of identifiable intangible assets. The commencement of equity accounting for BTIM also resulted in the recognition of notional identifiable intangible assets within the investments in associate’s carrying value. The intangible assets recognised relate to core deposits, customer relationships, management contracts and distribution relationships. These intangible items are amortised over their useful lives, ranging between four and twenty years. The amortisation of these intangible assets (excluding capitalised software) is a cash earnings adjustment because it is a non-cash flow item and does not affect cash distributions available to shareholders Acquisition transaction and integration expenses 26 35 31 Costs associated with the acquisition of Lloyds have been treated as a cash earnings adjustment as they do not reflect the earnings expected from the acquired businesses following the integration period Lloyds tax adjustments 0 0 (64) Tax adjustments arising from the acquisition of Lloyds have been treated as a cash earnings adjustment in line with our treatment of Lloyds acquisition and integration costs Fair value (gain)/loss on economic hedges (151) 26 (59) Unrealised fair value (gain)/loss on economic hedges: FX hedges on future NZ earnings and accrual accounted term funding transactions are reversed as they may create a material timing difference on reported earnings in the current period, which does not affect cash earnings over the life of the hedge Ineffective hedges 29 (1) 2 The (gain)/loss on ineffective hedges is reversed in deriving cash earnings for the period because the gain or loss arising from the fair value movement in these hedges reverses over time and does not affect the Group’s profits over time Treasury shares (6) 37 (36) Under AAS, Westpac shares held by the Group in the managed funds and life businesses are deemed to be Treasury shares and the results of holding these shares are not permitted to be recognised as income in the reported results. In deriving cash earnings, these results are included to ensure there is no asymmetrical impact on the Group’s profits because the Treasury shares support policyholder liabilities and equity derivative transactions which are re-valued in determining income Buyback of government guaranteed debt (12) (1) 0 The Group has bought back certain Government guaranteed debt issues which reduced the Government guarantee fees (70bps) paid. In undertaking the buybacks, a cost was incurred reflecting the difference between current interest rates and the rate at which the debt was initially issued. In the reported result, the cost incurred was recognised at the time of the buyback. In cash earnings, the cost incurred was being amortised over the original term of the debt that was bought back, consistent with a 70bp saving being effectively spread over the remaining life of the issue. The cash earnings adjustment gives effect to the timing difference between reported results and cash earnings Fair value amortisation of financial instruments 8 0 0 The unwind of the merger accounting adjustments associated with the fair valuing of St. George retail bank loans, deposits, wholesale funding and associated hedges. Given these are not considered in determining dividends they are treated as cash earnings adjustments Bell litigation provision (54) 0 0 During 2012, the Group recognised additional provisions in respect of the long running Bell litigation. This was treated as a cash earnings adjustment at the time due to its size, historical nature and because it did not reflect ongoing operations. In 2014, the Bell litigation was settled and the release of provisions no longer required was treated as a cash earnings adjustment also Westpac Bicentennial Foundation grant 70 0 0 During 2014, the Group provided a grant to establish the Westpac Bicentennial Foundation. The grant was treated as a cash earnings adjustment due to its size and because it does not reflect ongoing operations Prior period tax provisions (70) 0 0 During 2011, the Group raised provisions in respect of certain tax positions for transactions previously undertaken by the Group. A number of these matters have since been resolved, resulting in a release of the provisions which are no longer required. As the provisions raised were treated as a cash earnings adjustment, the release has been treated in a consistent manner Cash earnings 3,856 3,778 4,042

Appendix 2: definitions 144 Westpac RBB or WRBB Westpac Retail & Business Banking is responsible for sales and service to consumer, SME, commercial and agribusiness customers (with turnover of up to $100 million) in Australia under the Westpac brand St.George Banking Group or St.George or SGB St.George Banking Group provides sales and service to consumer, SME and corporate customers (businesses with facilities typically up to $150 million) in Australia under the St.George, BankSA, Bank of Melbourne and RAMS brands BTFG BT Financial Group (Australia) is the Group’s wealth management business, including operations under the Advance Asset Management, Ascalon, Asgard, Licensee Select, and Securitor brands. Also included are the advice, private banking, and insurance operations of Bank of Melbourne, BankSA, St.George and Westpac. BTIM is 31% owned by the Westpac Group and following partial sale during 2H15 is equity accounted in BTFG’s results. BTFG designs, manufactures and distributes financial products that are designed to help customers achieve their financial goals by administering, managing and protecting their assets WIB Westpac Institutional Bank provides a broad range of financial services to commercial, corporate, institutional and government customers with connections to Australia and New Zealand. Operates in Australia, New Zealand, UK, US and Asia Westpac NZ Westpac New Zealand provides a full range of retail and commercial banking and wealth management and insurance products and services to consumer, business, and institutional customers throughout New Zealand. New Zealand operates under the Westpac New Zealand, Westpac Institutional Bank, Westpac Life and BT brands in NZ Westpac Pacific Westpac Pacific provides banking services for retail and business in Fiji, Papua New Guinea, Vanuatu and Solomon Islands Group Businesses or GBU Group Businesses provides centralised Group functions, including Treasury and Finance Westpac’s business units Cash earnings Is a measure of the level of profit that is generated by ongoing operation and is therefore available for distribution to shareholders. Three categories of adjustments are made to reported results to determine cash earnings: material items that key decision makers at Westpac believe do not reflect ongoing operations; items that are not considered when dividends are recommended; and accounting reclassifications that do not impact reported results. For details of these adjustments refer to slide 143 Core earnings Net operating income less operating expenses AIEA Average interest-earning assets Net interest margin Net interest income divided by average interest-earning assets ROTE Return on average tangible equity and is cash earnings divided by average ordinary equity less average goodwill and other intangible assets (excluding capitalised software) Full-time equivalent employees (FTE) A calculation based on the number of hours worked by full and part-time employees as part of their normal duties. For example, the full-time equivalent of one FTE is 76 hours paid work per fortnight Risk Weighted Assets or RWA Assets (both on and off-balance sheet) are risk weighted according to each asset's inherent potential for default and what the likely losses would be in case of default. In the case of non asset based risks (ie market and operational risk), RWA is determined by multiplying the capital requirements for those risks by 12.5 NCI Non-controlling interests Capital ratios As defined by APRA (unless stated otherwise) Internationally comparable Internationally comparable regulatory capital ratios are Westpac’s estimated ratios after adjusting the capital ratios determined under APRA Basel III regulations for various items, identified in slide 89. Analysis aligns with the APRA study titled “International capital comparison study” dated 13 Jul 2015 Leverage ratio As defined by APRA (unless state otherwise). Tier 1 capital divided by ‘exposure measure’ and expressed as a percentage. ‘Exposure measure’ is the sum of on-balance sheet exposures, derivative exposures, securities financing transaction exposures and other off-balance sheet exposures Financial performance Capital

Appendix 2: definitions (cont.) 145 TCE Total committed exposures Stressed loans Stressed loans are the total of watchlist and substandard, 90 days past due well secured and impaired assets Impaired assets Impaired assets can be classified as Non-accrual assets: Exposures with individually assessed impairment provisions held against them, excluding restructured loans Restructured assets: exposures where the original contractual terms have been formally modified to provide concessions of interest or principal for reasons related to the financial difficulties of the customer 90 days past due (and not well secured): exposures where contractual payments are 90 days or more in arrears and not well secured other assets acquired through security enforcement any other assets where the full collection of interest and principal is in doubt 90 days past due and not impaired A loan facility where payments of interest and/or principal are 90 or more calendar days past due and the value of the security is sufficient to cover the repayment of all principal and interest amounts due, and interest is being taken to profit on an accrual basis Watchlist and substandard Loan facilities where customers are experiencing operating weakness and financial difficulty but are not expected to incur loss of interest or principal Individually assessed provisions or IAPs Provisions raised for losses that have already been incurred on loans that are known to be impaired and are individually significant. The estimated losses on these impaired loans is based on expected future cash flows discounted to their present value and as this discount unwinds, interest will be recognised in the statement of financial performance Collectively assessed provisions or CAPs Loans not found to be individually impaired or significant will be collectively assessed in pools of similar assets with similar risk characteristics. The size of the provision is an estimate of the losses already incurred and will be estimated on the basis of historical loss experience of assets with credit characteristics similar to those in the collective pool. The historical loss experience will be adjusted based on current observable data Key metrics Asset quality Net Promoter Score or NPS Net Promoter Score measures the net likelihood of recommendation to others of the customer’s main financial institution for retail or business banking. Net Promoter ScoreSM is a trademark of Bain & Co Inc., Satmetrix Systems, Inc., and Mr Frederick Reichheld. For retail banking, using a scale of 1 to 10 (1 means ‘very unlikely’ and 10 means ‘very likely’), the 1-6 raters (detractors) are deducted from the 9-10 raters (promoters). For business banking, using a scale of 0 to 10 (0 means ‘extremely unlikely’ and 10 means ‘extremely likely’), the 0-6 raters (detractors) are deducted from the 9-10 raters (promoters). Consumer NPS Source: Roy Morgan Research, Sept. 2013-2015, 6MMA. Main Financial Institution (as defined by the customer). Consumers aged 14 or over. Business NPS Source: DBM Consultants Business Financial Services Monitor, Sept. 2013-2015, 6MMA. MFI customers, all businesses. Westpac RBB NPS rank The ranking refers to Westpac RBB’s position relative to the other three major Australian banks (CBA, NAB, and ANZ) St.George NPS rank The ranking refers to St.George Banking Group’s position relative to the four major Australian banks (Westpac, CBA, NAB and ANZ). NPS among credit card customers Source: Roy Morgan Research, Sept. 2015, 6MMA. Main Financial Institution (as defined by the customer). Consumers aged 14 or over. Credit Card customers refers to customers who have a credit card with their MFI. New Zealand online banking NPS Source: Internal survey "Voice of Customer". Sept.2015, 6MMA. Using a scale of 1 to 10 (1 means ‘very unlikely’ and 10 means ‘very likely’), the 1-6 raters (detractors) are deducted from the 9-10 raters (promoters). Customer satisfaction – overall consumer Source: Roy Morgan Research, September 2013 – 2015, 6MMA. Main Financial Institution (as defined by the customer). Satisfaction ratings are based on the relationship with the financial institution. Customers must have at least a Deposit/Transaction account relationship with the institution and are aged 14 or over. Satisfaction is the percentage of customers who answered ‘Very’ or ‘Fairly satisfied’ with their overall relationship with their MFI.

Appendix 2: definitions (cont.) 146 Other Liquidity coverage ratio (LCR) The level of high quality liquid assets (as defined by APRA) over total cash outflows in a 30-day defined stressed scenario. High quality liquid assets (HQLA) As defined by APRA in Australian Prudential Standard APS210: Liquidity, including RBNZ BS-13 qualifying liquid assets, less RBA open repos funding and end of day exchange settlement accounts. Committed liquidity facility (CLF) The RBA makes available to Australian Authorised Deposit-taking Institutions a CLF that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 – Liquidity. Credit valuation adjustment (CVA) CVA adjusts the fair value of over-the-counter derivatives and credit risk. CVA is employed on the majority of derivative positions and reflects the market view of the counterparty credit risk. A debit valuation adjustment (DVA) is employed to adjust for our own credit risk. Funding valuation adjustment (FVA) FVA reflects the estimated present value of the future market funding cost or benefit associated with funding uncollateralised derivatives. Derivative valuation adjustments In First Half 2015 changes were made to derivative valuation methodologies, which include the first time adoption of the FVA for uncollateralised derivatives. The impact of these changes resulted in a $122 million (pre-tax) charge which reduced non-interest income. Key metrics (continued) Australian customers with wealth products metrics provider Data based on Roy Morgan Research, Respondents aged 14+ and 12 month average to Sept. 2015. Wealth penetration is defined as the proportion of Australians who have a Deposit or Transaction Account, Mortgage, Personal Lending or Major Card with a Banking Group and also have Managed Investments, Superannuation or Insurance with the same Banking Group WRBB includes Asgard, Bank of Melbourne (until Jul 2011), BT, Bankers Trust, BT Financial Group, Challenge Bank, RAMS (until Dec 2011), Rothschild,Sealcorp and Westpac St.George includes Advance Bank, Asgard, BankSA, Bank of Melbourne (from Aug 2011), Dragondirect, Sealcorp, St.George and RAMS (from Jan 2012) Westpac Group includes Bank of Melbourne, BT, Bankers Trust, BT Financial Group, Challenge Bank, RAMS, Rothschild, Westpac, Advance Bank, Asgard, BankSA, Barclays, Dragondirect, Sealcorp and St.George ‘Peers includes: ANZ Group, CBA Group, NAB Group, WRBB and St.George’ NZ customers with wealth products (%) Number of customers who have managed investments or superannuation with Westpac NZ as a proportion of the total active customers in Westpac NZ Retail, Private and Business Bank. Average products per customer Source: Roy Morgan Research, Respondents aged 18+, 6 month rolling average, Sept. 2015. Products Per Customer (PPC) results are based on the total number of ‘Banking and Finance’ products from the ‘Institution Group’ held by a ‘Retail and Business Banking (RBB)’ customer. The figure is calculated by dividing the total number of Banking and Finance products held by ‘Retail and Business Banking (RBB)’ customers at the Institution Group by its total ‘Retail and Business Banking (RBB)’ number of customers Leading employer in workplace diversity We were recognised as the leading bank in the 2014 Australian Workforce Equality Index for creating an inclusive workplace culture for lesbian, gay, bisexual, transsexual and intersex employees; as a leading employer of people with disability in the Australian Government’s National Disability Awards; as a leading employer of mature employees by US-based AARP; and we retained our status as an Employer of Choice for Women by the Workplace Gender Equality Agency.

Investor Relations Team 147 Andrew Bowden Head of Investor Relations +61 2 8253 4008 andrewbowden@westpac.com.au Leigh Short Senior Manager +61 2 8253 1667 lshort@westpac.com.au Equity Investor Relations www.westpac.com.au/investorcentre Annual reports Presentations and webcasts 5 year financial summary Prior financial results For further information on Westpac Jacqueline Boddy Director +61 2 8253 3133 jboddy@westpac.com.au Louise Coughlan Director (Rating Agencies) +61 2 8254 0549 lcoughlan@westpac.com.au Debt Investor Relations Retail Shareholder Investor Relations Danielle Stock Manager +61 2 8253 0922 danielle.stock@westpac.com.au or email: investorrelations@westpac.com.au

Disclaimer 148 The material contained in this presentation is intended to be general background information on Westpac Banking Corporation (Westpac) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in Australian dollars unless otherwise indicated. Unless otherwise noted, financial information in this presentation is presented on a cash earnings basis. Cash earnings is a non-GAAP measure. Refer to Westpac’s Full Year 2015 Financial Results (incorporating the requirements of Appendix 4E) for the full year ended 30 September 2015 available at www.westpac.com.au for details of the basis of preparation of cash earnings. Refer to slides 37 for an explanation of cash earnings and Appendix 1 slide 143 for a reconciliation of reported net profit to cash earnings. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward-looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions, results of operations and financial condition, including, without limitation, future loan loss provisions, financial support to certain borrowers, indicative drivers, forecasted economic indicators and performance metric outcomes. We use words such as ‘will’, ‘may’, ‘expect’, 'indicative', ‘intend’, ‘seek’, ‘would’, ‘should’, ‘could’, ‘continue’, ‘plan’, ‘probability’, ‘risk’, ‘forecast’, ‘likely’, ‘estimate’, ‘anticipate’, ‘believe’, or similar words to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to change, certain risks, uncertainties and assumptions which are, in many instances, beyond our control, and have been made based upon management’s expectations and beliefs concerning future developments and their potential effect upon us. There can be no assurance that future developments will be in accordance with our expectations or that the effect of future developments on us will be those anticipated. Actual results could differ materially from those which we expect, depending on the outcome of various factors. Factors that may impact on the forward-looking statements made include, but are not limited to, those described in the section titled ‘Risk factors' in Westpac’s Interim Financial Results for the six months ended 31 March 2015 (or Annual Report for year ended 30 September 2014) available at www.westpac.com.au. When relying on forward-looking statements to make decisions with respect to us, investors and others should carefully consider such factors and other uncertainties and events. We are under no obligation to update any forward-looking statements contained in this presentation, where as a result of new information, future events or otherwise, after the date of this presentation.